UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

HOWMET AEROSPACE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ALCOA

HOWMET AEROSPACE

2025 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT | MAY 28, 2025

HOWMET AEROSPACE

Who We Are

OUR VISION **We are a company of innovators and makers. We are transforming the future with high-performance engineered solutions that are paired with advanced manufacturing expertise.**

OUR MISSION Leverage our differentiated technologies to reduce the carbon footprint of our customers by delivering products that enable lighter, more fuel-efficient aircraft and commercial vehicles, and enable sustainable power generation.

WHAT WE DO Howmet Aerospace is a manufacturer of high-performance advanced engineered solutions for the aerospace, defense, and transportation markets.

Engine Products

Produce components enabling quieter, cleaner and more fuel-efficient aerospace engines and industrial gas turbines.

Fastening Systems

Make aerospace and industrial fasteners to hold together aircraft, jet engines, commercial trucks, wind turbines, solar panels, and more.

Engineered Structures

Manufacture advanced, multi-material parts that make aircraft and vehicles lighter and more fuel-efficient.

Forged Wheels

Forge strong aluminum wheels that allow commercial trucks to run lighter and more fuel-efficiently.

HOW WE OPERATE As **One Team**, with **One Direction**, using **One Plan**.

Value Our People

- Emphasize health and safety.
- Foster a "speak up" culture.
- Embrace a diverse and inclusive work environment.
- Support the communities where we operate.

Drive Operational Excellence

- Lead with integrity.
- Continuously improve operations.
- Focus on the few things that matter.
- Align to win together.
- Deliver value to shareholders.

Win With Our Customers

- Collaborate to solve customer challenges.
- Innovate for our customers' success.
- Deliver with quality.
- Act with our customers in mind.

Copyright 2025 © Howmet Aerospace. All rights reserved.

Letter to Our Shareholders
DEAR HOWMET AEROSPACE SHAREHOLDERS:
We are pleased to invite you to attend the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Howmet Aerospace Inc., which will be held virtually via live webcast on Wednesday, May 28, 2025, at 9:00 a.m. Eastern Time.
We believe hosting a virtual Annual Meeting enables greater shareholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our shareholders, and reduces the cost and environmental impact of the Annual Meeting.
We are pleased to present you with our 2025 Proxy Statement, which represents our continuing commitment to transparency, good governance and performance-based executive compensation, and reflects the input we have received during dialogue with our investors. We encourage you to read the Proxy Statement carefully and vote your shares in accordance with the instructions included herein.
We also encourage you to review our 2024 Annual Report for more information on the Company’s performance. We are proud of our progress and achievements in 2024 and are encouraged by the opportunities 2025 presents.
Your vote is very important to us. Whether or not you will attend and participate in the Annual Meeting, we hope that your shares are represented and voted.
Thank you for being a shareholder of Howmet Aerospace. On behalf of the Board of Directors and employees of the Company, we appreciate your continued support.
Sincerely,
	John C. Plant Executive Chairman and Chief Executive Officer	James F. Albaugh Independent Lead Director
April 16, 2025

Notice of 2025 Annual Meeting
of Shareholders
Meeting Information
Logistics

DATE AND TIME	VIRTUAL MEETING	RECORD DATE
Wednesday, May 28, 2025 9:00 a.m. Eastern Time	www.virtualshareholdermeeting.com/HWM2025	Shareholders of record of Howmet Aerospace common stock as of the close of business on March 31, 2025 are entitled to vote at the meeting.
Items of Business
Agenda		Board Recommendation	See Page
1.	Election of 10 Directors to Serve a One-Year Term Expiring at the 2026 Annual Meeting of Shareholders	FOR each nominee	6
2.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2025	FOR	41
3.	Advisory Vote to Approve Executive Compensation	FOR	44
4.	Transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof
Shareholders will be able to virtually attend the Annual Meeting, vote their shares electronically and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/HWM2025 and entering their 16-digit control number. Voting now at www.proxyvote.com will ensure your representation at the Annual Meeting regardless of whether you participate in our live webcast. If you have already voted, there is no need to vote again unless you wish to change your vote.
Voting

Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free, 24/7, 1 (800) 690-6903	Sign, date and return your proxy card or voting instruction form by mail	Attend the virtual meeting and vote online

For further information about how to participate in the meeting via live webcast, and how to submit questions and vote your shares during the live webcast, please see the “Questions and Answers About the Annual Meeting and Voting” and “Additional Details Regarding the Virtual Annual Meeting” sections of the proxy statement.

A complete list of shareholders entitled to vote at the meeting will be available for examination during the meeting at www.virtualshareholdermeeting.com/HWM2025.
On behalf of Howmet Aerospace’s Board of Directors, Lola F. Lin Executive Vice President, Chief Legal and Compliance Officer and Secretary April 16, 2025

ii	PROXY STATEMENT
1	PROXY SUMMARY
1	2025 Annual Meeting of Shareholders
1	Voting Matters and Board Recommendations
1	How to Vote Your Shares
2	2024 Financial and Operating Highlights
3	Director Nominees
4	Environmental, Social and Governance (ESG) Highlights
5	Executive Compensation Highlights
6	ITEM 1—ELECTION OF DIRECTORS
7	Summary of Director Qualifications and Attributes
8	Director Nominees
15	Board Composition and Refreshment
15	Director Tenure Policy
16	Nominating Board Candidates—Procedures and Director Qualifications
16	Minimum Qualification for Director Nominees and Board Member Attributes
16	Process of Evaluation of Director Candidates
16	Shareholder Recommendations for Director Nominees
17	Shareholder Nominations
18	DIRECTOR COMPENSATION
18	Director Fees
19	Directors’ Alignment with Shareholders
19	Stock Ownership Guideline for Directors
20	Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging
20	2024 Director Compensation
20	Director Deferral Program
21	ENVIRONMENTAL AND SOCIAL RESPONSIBILITY
23	CORPORATE GOVERNANCE
24	The Structure and Role of the Board of Directors
24	Board Leadership Structure
26	The Board’s Role in Company Oversight
27	The Board’s Role in Risk Oversight
29	Committees of the Board
31	Board Meetings and Attendance
32	Director Orientation and Continuing Education
32	Board, Committee and Director Evaluations
33	Shareholder Engagement
34	Communications with Directors
34	Director Independence
35	Voting for Directors
35	Related Person Transactions
35	Review, Approval and Ratification of Transactions with Related Persons
36	Transactions with Related Persons in 2024
36	Compensation Committee Interlocks and Insider Participation
36	Compensation Consultants
36	Recovery of Incentive Compensation
37	Code of Conduct and Code of Ethics
37	Our Corporate Governance Documents
38	STOCK OWNERSHIP INFORMATION
38	Stock Ownership of Certain Beneficial Owners
39	Stock Ownership of Directors and Executive Officers
40	Section 16(a) Beneficial Ownership Reporting Compliance
41	ITEM 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
42	Report of the Audit Committee
43	Audit and Non-Audit Fees
44	ITEM 3—ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
44	Compensation Committee Report
45	EXECUTIVE COMPENSATION
45	Compensation Discussion and Analysis
46	Summary of Key 2024 Inputs and Decisions
48	Compensation Philosophy and Design
54	2024 Annual Cash Incentive Compensation Plan Design, Targets and Results
55	2024 Long-Term Incentives
57	2024 Individual Compensation Arrangements and Performance-Based Pay Decisions
59	Compensation Tables
59	2024 Summary Compensation Table
60	2024 Grants of Plan-Based Awards
61	2024 Outstanding Equity Awards at Fiscal Year-End
62	2024 Option Exercises and Stock Vested
62	2024 Pension Benefits
63	2024 Nonqualified Deferred Compensation
64	Potential Payments Upon Termination or Change in Control
67	2024 CEO Pay Ratio
68	2024 Pay Versus Performance (“PvP”)
74	QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
80	Additional Details regarding the Virtual Annual Meeting
A-1	ATTACHMENTS
A-1	Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services
B-1	Attachment B—Howmet Aerospace Inc. Peer Group Companies
C-1	Attachment C—Calculation of Financial Measures

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   i

Proxy Statement
The Board of Directors of Howmet Aerospace Inc. (“Howmet Aerospace” or the “Company”) is providing this proxy statement in connection with Howmet Aerospace’s 2025 Annual Meeting of Shareholders to be held on Wednesday, May 28, 2025 at 9:00 a.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/HWM2025. Shareholders may attend the virtual meeting, vote their shares and submit questions during the meeting. There will be no physical in-person meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 28, 2025
The Notice of 2025 Annual Meeting of Shareholders, Proxy Statement and 2024 Annual Report are available at www.proxyvote.com.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released to shareholders on or about April 16, 2025. In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the Company’s proxy materials to each shareholder of record, the Company may furnish proxy materials by providing access to those documents on the internet. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card. Shareholders who do not receive the Notice will continue to receive either a paper or an electronic copy of our proxy materials.
Forward-Looking Statements
This proxy statement contains statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates”, “believes”, “could”, “estimates”, “expects”, “forecasts”, “goal”, “guidance”, “intends”, “may”, “outlook”, “plans”, “projects”, “seeks”, “sees”, “should”, “targets”, “will”, “would”, or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements, forecasts and outlook relating to the condition of end markets; future financial results, operating performance, or expected capital expenditures; future strategic actions; the Company’s strategies, outlook, and business and financial prospects; any future dividends, debt actions and repurchases of its common stock; and expectations relating to environmental, social or governance matters. These statements reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause actual results to differ materially from those indicated by these statements. Such risks and uncertainties include the risk factors summarized in the Company’s Form 10-K for the year ended December 31, 2024. The Company disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.
Website References
No websites that are cited or referred to in this proxy statement shall be deemed to form a part of, or to be incorporated by reference into, this proxy statement or any of our filings with the SEC.

ii   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Proxy Summary
We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and the 2024 Annual Report of Howmet Aerospace Inc. before you vote.
2025 ANNUAL MEETING OF SHAREHOLDERS
Date and Time:	Record Date and Voting:
Wednesday, May 28, 2025 9:00 a.m. Eastern Time
March 31, 2025
Howmet Aerospace shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote on all matters to be voted on. As of March 31, 2025, the record date for the Annual Meeting, there were 404,463,735 shares of common stock outstanding and expected to be entitled to vote at the 2025 Annual Meeting. There are no other securities of the Company outstanding and entitled to vote at the 2025 Annual Meeting.

Virtual Meeting—Live Webcast:
www.virtualshareholdermeeting.com/HWM2025 There will be no physical in-person meeting.
Additional Information: Please see “Questions and Answers About the Annual Meeting and Voting” on page 74 and “Additional Details Regarding the Virtual Annual Meeting” on page 80 for more details.
Voting Matters and Board Recommendations

The Board of Directors recommends that you vote as follows:
Voting Matters		Unanimous Board Recommendation	Page Reference (for more detail)
1.	Election of 10 Directors to Serve a One-Year Term Expiring at the 2026 Annual Meeting of Shareholders	FOR each nominee	6
2.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2025	FOR	41
3.	Advisory Vote to Approve Executive Compensation	FOR	44
How to Vote Your Shares

Shareholders of Record or Registered Shareholders can vote by:

By Internet	By Phone	By Mail	During the Annual Meeting
Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free from the U.S., U.S. territories or Canada, 24/7, 1 (800) 690-6903.	Mark, Sign, Date and Return your proxy card or voting instruction form in the enclosed envelope.	Attend the virtual 2025 Annual Meeting online. See page 80 for instructions on how to attend and vote online.
Please see the “Questions and Answers About the Annual Meeting and Voting” on page 74 and “Additional Details Regarding the Virtual Annual Meeting” on page 80 for more details.
Beneficial Owners of Shares, who own shares through a bank, brokerage firm or other financial institution, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker or other organization.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   1

Proxy Summary—2024 Financial and Operating Highlights

2024 Financial and Operating Highlights
Howmet Aerospace is a leading global provider of advanced engineered solutions for the aerospace and transportation industries. The Company’s primary businesses focus on jet engine components, aerospace fastening systems, and airframe structural components necessary for mission-critical performance and efficiency in aerospace and defense applications, as well as forged aluminum wheels for commercial transportation. Howmet Aerospace’s technological capabilities support the innovation and growth of next-generation aerospace programs. Its differentiated technologies enable lighter, more fuel-efficient aircraft and commercial trucks to operate with a lower carbon footprint and support more sustainable air and ground transportation. Howmet Aerospace has four reportable segments, which are organized by product on a worldwide basis:
Financial and Operating Highlights (in millions, except per share amounts)	2024	2023
Sales	$7,430	$6,640
Net income	$1,155	$765
Net income excluding special items*	$1,107	$766
Adjusted EBITDA excluding special items*	$1,914	$1,508
Cash provided from operations	$1,298	$901
Cash used for financing activities	$(1,026)	$(868)
Cash used for investing activities	$(316)	$(215)
Free cash flow*	$977	$682
Total assets	$10,519	$10,428
Total liabilities	$5,965	$6,391
Common stock outstanding (on December 31)	405	410
Per common share data
Diluted earnings per share	$2.81	$1.83
Diluted earnings per share excluding special items*	$2.69	$1.84
Dividends paid per share	$0.26	$0.17

*
See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used.

2024 Revenue by Segment	2024 Sales by Regional Destination

2   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Proxy Summary—Director Nominees

Director Nominees
				Committee Memberships					Other Current Public Company Boards
Name and Professional Background	Age	HWM Director Since	Independent	Audit	Compensation and Benefits	Cybersecurity	Finance	Governance and Nominating
JAMES F. ALBAUGH Former President and Chief Executive Officer of Commercial Airplanes, The Boeing Company	74	2017
AMY E. ALVING Former Senior Vice President and Chief Technology Officer, Leidos Holdings, Inc.	62	2018
SHARON R. BARNER Vice President, Chief Administrative Officer, Cummins Inc.	68	2021
JOSEPH S. CANTIE Former Executive Vice President and Chief Financial Officer, ZF TRW	61	2020							■ Gates Industrial Corporation plc ■ Top Build Corporation
ROBERT F. LEDUC Former President, Pratt & Whitney	69	2020							■ AAR Corporation ■ ■ JetBlue Airways Corporation
DAVID J. MILLER Equity Partner and Senior Portfolio Manager, Elliott Investment Management L.P.	46	2017							■ Peabody Energy Corporation
JODY G. MILLER Former Chief Executive Officer, Business Talent Group	67	2020							■ LKQ Corporation
JOHN C. PLANT Executive Chairman and Chief Executive Officer, Howmet Aerospace Inc.	71	2016							■ Jabil Circuit Corporation ■ Masco Corporation
ULRICH R. SCHMIDT Former Executive Vice President and Chief Financial Officer, Spirit Aerosystems Holdings, Inc.	75	2016
GUNNER S. SMITH President, Roofing, Owens Corning	51	2023
COMMITTEE CHAIR	COMMITTEE MEMBER	EXECUTIVE CHAIRMAN	INDEPENDENT LEAD DIRECTOR	AUDIT COMMITTEE FINANCIAL EXPERT

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   3

Proxy Summary—Environmental, Social and Governance (ESG) Highlights

Environmental, Social and Governance (ESG) Highlights
Howmet Aerospace is committed to improving our environmental footprint, creating a work environment where all employees can thrive, investing in the communities where we operate, and maintaining good governance practices.

COMMITMENT TO GOOD CORPORATE CITIZENSHIP

The Company has a longstanding commitment to good corporate citizenship. The Board oversees and provides guidance to management on the Company’s ESG programs, initiatives and objectives, including corporate social responsibility, environmental sustainability, health and safety, and human capital management.
SHAREHOLDER ENGAGEMENT

Our directors and executive officers value direct and recurring engagement with our shareholders as part of our continuing efforts to create shareholder value, to refine our corporate governance practices and to address any shareholder concerns.
SHAREHOLDERS’ RIGHT TO CALL SPECIAL MEETINGS

Shareholders are permitted to call special meetings in accordance with the Company’s Certificate of Incorporation and Bylaws.
SHAREHOLDERS’ ACTION BY WRITTEN CONSENT

Shareholders may act by written consent in accordance with the Company’s Certificate of Incorporation and Bylaws.
NO SUPERMAJORITY VOTING REQUIREMENTS

The Certificate of Incorporation does not contain any provisions that require a supermajority vote of shareholders.

ENVIRONMENTAL AND SOCIAL RESPONSIBILITY

Key ESG metrics are reviewed on a regular basis, including quarterly updates with the CEO and senior leadership, and ESG goals and plans are reviewed at least annually.
PROXY ACCESS

Shareholders may nominate director candidates to Howmet Aerospace’s Board and include those nominees in Howmet Aerospace’s proxy statement in accordance with the Company’s Bylaws.
ANNUAL ELECTION OF DIRECTORS

The Board of Directors is not a classified board; each director is elected annually for a one-year term.
STRONG INDEPENDENT LEAD DIRECTOR

The Board recognizes that in circumstances where the positions of Chairman and CEO are combined, a strong and independent Lead Director with a clearly defined role and set of responsibilities is paramount for constructive and effective leadership. Howmet Aerospace’s independent Lead Director has a clear mandate and significant authority and responsibilities.

4   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Proxy Summary—Executive Compensation Highlights

Executive Compensation Highlights
The Compensation Discussion and Analysis section includes a discussion of the Company’s compensation philosophy and design and 2024 compensation decisions.
Howmet Aerospace’s executive compensation philosophy to provide pay for performance and shareholder alignment underlies our 2024 compensation structure, which is designed based on four guiding principles:
1.
Make equity long-term incentive compensation the most significant portion of total compensation for senior executives, and choose metrics, including relative total shareholder return, that are aligned with long-term company success, thereby increasing alignment between our executives’ incentives and shareholder value.

2.
Choose annual incentive compensation metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance.

3.
Set incentive targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.

4.
Target the market median for our executive compensation packages, while providing the opportunity to earn above-market pay for strong performance, and allowing for the flexibility to provide additional compensation for retention purposes as it relates to special circumstances or unique leadership talent and the need to ensure continued Company success.

We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our leadership team with the interests of our shareholders. Best practices in 2024 included:
What We Do	What We Don’t Do
Pay for Performance	No Guaranteed Bonuses
Robust Stock Ownership Guidelines	No Parachute Tax Gross-Ups
Double-Trigger Change-in-Control Provisions	No Short Sales, Derivative Transactions or Hedging
Active Engagement with Shareholders	No Dividends on Unvested Equity Awards
Independent Compensation Consultant	No Share Recycling or Option Repricing
Conservative Risk Profile	No Significant Perquisites
Clawback Policy	No Cash Severance Over 2.99x Base Salary and Target Bonus

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   5

Item 1—Election of Directors
Howmet Aerospace’s Board of Directors (the “Board”) currently comprises 10 members, led by Executive Chairman and Chief Executive Officer John C. Plant and independent Lead Director James F. Albaugh.
The Board strives to strike an appropriate balance of skills, experience and viewpoints in its composition. The Governance and Nominating Committee regularly considers the size and composition of the Board to determine whether the Board has the appropriate mix and range of backgrounds, perspectives, and expertise for effective oversight and to meet the evolving needs of the Company. If the Board concludes that an addition to the Board is warranted, the Governance and Nominating Committee will conduct a robust search for a director candidate in accordance with the considerations, criteria and process outlined in “Board Composition and Refreshment” and “Nominating Board Candidates—Procedures and Director Qualifications” below.
The Board, upon the recommendation of the Governance and Nominating Committee, has nominated the 10 incumbent directors to stand for re-election to the Board for a one-year term expiring on the date of the 2026 Annual Meeting of Shareholders:

▪ James F. Albaugh	▪ David J. Miller
▪ Amy E. Alving	▪ Jody G. Miller
▪ Sharon R. Barner	▪ John C. Plant
▪ Joseph S. Cantie	▪ Ulrich R. Schmidt
▪ Robert F. Leduc	▪ Gunner S. Smith
Each of the director nominees was elected by shareholders at the 2024 Annual Meeting of Shareholders.
The Board of Directors has affirmatively determined that each of the 10 director nominees qualifies for election under the Company’s criteria for evaluation of directors (see “Minimum Qualifications for Director Nominees and Board Member Attributes” on page 16). Included in each nominee’s biography below is a description of the qualifications, experience, attributes and skills of such nominee.
In addition, the Board of Directors has determined that each director nominee, except Mr. Plant (due to Mr. Plant’s role as the Company’s Chief Executive Officer), qualifies as an independent director under New York Stock Exchange corporate governance listing standards and the Company’s Director Independence Standards. See “Director Independence” on page 34.
We expect that each director nominee will be able to serve, if elected. If any nominee should become unavailable to serve prior to the Annual Meeting of Shareholders, the persons named as proxies may vote for any person designated by the Board to replace the nominee. Alternatively, the proxies may vote for the remaining nominees and leave a vacancy that the Board may fill later, or the Board may reduce the authorized number of directors.
The Board of Directors unanimously recommends a vote FOR the election of each of Mmes. Alving, Barner and Miller and Messrs. Albaugh, Cantie, Leduc, Miller, Plant, Schmidt and Smith.

6   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Item 1—Election of Directors—Summary of Director Qualifications and Attributes

Summary of Director Qualifications and Attributes
The Board of Directors seeks to build a board comprising of individuals with a variety of backgrounds ,experiences, skills and viewpoints that contribute to the collective strength and effectiveness of the Board. The Governance and Nominating Committee considers various qualifications and attributes when reviewing candidates for the Board, in conjunction with assessing the Board’s overall composition to best enable the effective governance of the Company for the long-term interest of shareholders. The Committee seeks to focus on characteristics that would complement the Board, recognizing that the Company’s business and operations are varied and global in nature.
Our directors’ backgrounds span a broad range of industries, including the aerospace, transportation and finance sectors, and bring a wide variety of skills and viewpoints that strengthens the Board’s ability to carry out its oversight role. Director nominees are well-suited to oversee the Company’s global operations and evolving business strategy. The skills matrix below is a summary of the range of skills and experiences that each director nominee brings to the Board.
Skills and Experience	ALBAUGH	ALVING	BARNER	CANTIE	LEDUC	D. MILLER	J. MILLER	PLANT	SCHMIDT	SMITH
Leadership
Industry
Global Experience
Finance
Strategy and Business Development
Risk Oversight/Management
Human Capital
Innovation and Intellectual Property
Information Technology and Cybersecurity
Corporate Governance
Legal, Regulatory and Government Contracting
Environmental, Social and Corporate Responsibility
Howmet Aerospace Director since	2017	2018	2021	2020	2020	2017	2020	2016	2016	2023

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   7

Item 1—Election of Directors—Director Nominees

Director Nominees
JAMES F. ALBAUGH	Age 74 Independent director since 2017 | Independent Lead Director since 2020

Board Committees
▪
Compensation and Benefits (Chair)

▪
Governance and Nominating

Prior Public Company Directorships
▪
American Airlines Group Inc. (2013-2023)

▪
Goldman Sachs Acquisition Holdings (2018-2020)

▪
Harris Corporation
(2016-2019)

▪
B/E Aerospace, Inc.
(2014-2017)

▪
TRW Automotive Holdings Corp. (2006-2015)

Career Highlights and Qualifications
The Boeing Company (“Boeing”), a global aerospace company (1975-2012)
▪
President and Chief Executive Officer of Boeing’s Commercial Airplanes business unit (2009-2012)

▪
President and Chief Executive Officer of Boeing’s Integrated Defense Systems business unit (2002-2009)

▪
Various other executive positions, including President and Chief Executive of Space and Communications; President of Space Transportation; and member of Boeing’s Executive Council (1998-2012)

Electra.Aero, a next-gen aerospace company in sustainable urban and regional mobility
▪
Board Advisor (2022-Present)

Industrial Development Funding, a global asset management firm
▪
Senior Advisor (2018-Present)

Perella Weinberg Partners, a global advisory and asset management firm
▪
Senior Advisor (2016-2018)

The Blackstone Group L.P., a private equity and financial services firm
▪
Senior Advisor (2013-2017)

Other Current Affiliations
▪
Board of Directors, Aloft Aeroarchitects (formerly PATS Aerospace)

▪
Board of Directors, Belcan Corporation

▪
Chairman, National Aeronautic Association

▪
Board of Trustees, Willamette University

▪
Board of Visitors, Columbia University—The Fu Foundation School of Engineering and Applied Science

▪
Elected member, International Academy of Aeronautics

▪
Elected member, National Academy of Engineering

Prior Affiliations
▪
President, American Institute of Aeronautics and Astronautics

▪
Chairman, Aerospace Industries Association

▪
Member, Air Force Association

▪
Member, Association of the United States Army

Attributes and Skills
Mr. Albaugh brings to the Board substantial experience in executive leadership, finance, strategic planning, business development, and global operations and management. He has a deep knowledge of and leadership experience in the aerospace, defense and space sectors, including with respect to complex systems, contracts and governmental oversight, as well as experience in the investment industry. Mr. Albaugh’s industry expertise and leadership roles, as well as public company board and corporate governance experience, enable him to provide valuable insight and perspectives and to lead the Board effectively as its Lead Director.

8   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Item 1—Election of Directors—Director Nominees

AMY E. ALVING	Age 62	Independent director since 2018

Board Committees
▪
Cybersecurity

▪
Governance and Nominating

Prior Public Company Directorships
▪
Federal National Mortgage Association (Fannie Mae)
(2013-March 2025)

▪
DXC Technology Company (2017-2023)

▪
Howmet Aerospace (then named Arconic Inc.)
(November 2016-May 2017)

▪
Pall Corporation (2010-2015, until acquired by Danaher Corporation)

Career Highlights and Qualifications
Leidos Holdings, Inc. (formerly Science Applications International Corporation (SAIC)), one of the nation’s top defense sector providers of hardware, software and services (2005-2013)
▪
Senior Vice President and Chief Technology Officer, responsible for the creation, communication and implementation of SAIC’s technical and scientific vision and strategy (2007-2013, stepping down when the company separated into two smaller companies)

Defense Advanced Research Projects Agency, (DARPA) (1998-2005)
▪
Director of the Special Projects Office (SPO), where she was a member of the federal Senior Executive Service

▪
Deputy Director of the SPO

United States Department of Commerce
▪
White House Fellow, serving as a senior technical advisor to the Deputy Secretary of Commerce (1997-1998)

University of Minnesota (1990-1997)
▪
Taught Aerospace Engineering, including as a tenured Associate Professor

Other Current Affiliations
▪
Member, Air Force Scientific Advisory Board

▪
Member, Council on Foreign Relations

Prior Affiliations
▪
Member, Defense Science Board

▪
Board of Trustees, Princeton University

Attributes and Skills
Ms. Alving brings to the Board extensive technology, innovation, cybersecurity and risk oversight experience across multiple sectors, including aerospace, defense, and government. Ms. Alving was the Chief Technology Officer of one of the largest U.S. defense contractors; has led a major element of the military’s research and development enterprise; and was a tenured faculty member conducting original research at a major university. In addition to Ms. Alving’s expertise in technology, science and engineering, which offers important insight to the Company, her service on other public company boards and with non-profit organizations provides our Board with the benefit of her perspectives on corporate governance and corporate responsibility.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   9

Item 1—Election of Directors—Director Nominees

SHARON R. BARNER	Age 68	Independent director since 2021
Board Committees ▪ Governance and Nominating (Chair) Prior Public Company Directorships ▪ Atmus Filtration Technologies Inc. (2023-2024) ▪ Walker Innovations Inc. (2015-2018)
Career Highlights and Qualifications
Cummins Inc., a global power train and power solutions leader (2012-present;
Ms. Barner expects to retire on May 31, 2025.)
▪
Vice President, Chief Administrative Officer (2021-present) and Corporate Secretary (2018-2022)

▪
Interim Chief Human Resources Officer (2012-2021)

▪
Vice President, General Counsel and Corporate Secretary (2018-May 2022)

United States Patent and Trademark Office
▪
Deputy Under Secretary of Commerce for Intellectual Property and Deputy Director, responsible for patent and trademark operations (2009-2011)

Foley & Lardner LLP (“Foley”)
▪
Attorney; held a number of leadership roles, including as a member of Foley’s Executive Management Committee, chair of its Intellectual Property Department and chair of its Chicago Intellectual Property practice area (1996-2009)

Other Current Affiliations
▪
Board of Directors, Eskenazi Health Foundation

▪
Board of Trustees, Syracuse University

Prior Affiliations
▪
Board of Directors, Association of Corporate Counsel

▪
Board of Trustees, Foundation for Advancement of Diversity in Intellectual Property Law

Attributes and Skills
Ms. Barner brings a diverse skill set to the Board, including legal and intellectual property expertise, manufacturing industry knowledge, executive leadership, and risk and human capital management experience. Her current and past senior leadership roles included responsibility for critical functions of a global company, including with respect to risk oversight, ethics and compliance, human resources, ESG, legal, regulatory and government contracting, and strategy and business development. Ms. Barner’s comprehensive background, intellectual property knowledge and recognized leadership enable her to bring valuable insights to the Board.

JOSEPH S. CANTIE	Age 61	Independent director since 2020

Board Committees
▪
Audit

▪
Finance (Chair)

Other Current Public Company Directorships
▪
Gates Industrial Corporation plc

▪
TopBuild Corporation

Prior Public Company Directorships
▪
Summit Materials, Inc. (2016-February 2025)

▪
Delphi Technologies PLC (2017-2020)

▪
Aptiv PLC (formerly Delphi Automotive PLC)
(2015-2017)

Career Highlights and Qualifications
ZF TRW, a division of ZF Friedrichshafen AG (ZF), a global automotive supplier (formerly known as TRW Automotive Holdings Corporation prior to its acquisition by ZF in 2015)
▪
Executive Vice President and Chief Financial Officer (2003-2016)

TRW Inc., a global aerospace, systems and automotive conglomerate
▪
Vice President, Finance, for the automotive business (2001-2003)

▪
Vice President, Investor Relations (1999-2001)

LucasVarity PLC, an automotive parts manufacturer (1996-1999)
▪
Served in several executive positions, including as Vice President and Controller

Varity Corporation, a global automotive parts and industrial conglomerate (1995-1996)
▪
Manager, Financial and Business Analysis

KPMG (1985-1995)
▪
Certified Public Accountant

Attributes and Skills
Mr. Cantie brings to the Board valuable expertise in the areas of finance, enterprise risk management and manufacturing and automotive industry knowledge. His experience as a seasoned financial executive and leader with more than 25 years of global public company experience, provides him with an extensive understanding of matters relating to strategy and business development, financial operations, capital markets, mergers and acquisitions and investor relations. In addition, Mr. Cantie’s current and prior service on the boards of several public companies, provides our Board with the benefits of his perspectives on corporate governance.
Mr. Cantie qualifies as an audit committee financial expert.

10   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Item 1—Election of Directors—Director Nominees

ROBERT F. LEDUC	Age 69	Independent director since 2020
Board Committees ▪ Audit ▪ Cybersecurity Other Current Public Company Directorships ▪ AAR Corporation ▪ JetBlue Airways Corporation
Career Highlights and Qualifications
United Technologies Corporation (UTC, since renamed RTX Corporation) (UTC career spanning over 38 years)
▪
President of Pratt & Whitney, a jet engine manufacturer (2016-April 2020)

▪
President of Sikorsky Aircraft (now owned by Lockheed Martin) (2015)

▪
President of Boeing Programs & Space, UTC Aerospace Systems (2012-2015)

▪
President of Boeing 787, Space Systems & U.S. Government Classified Programs (2010-2012)

▪
President of Flight Systems and Classified Programs at Hamilton Sundstrand (2004-2010)

▪
President of Large Commercial Engines and Chief Operating Officer at Pratt & Whitney (2000-2004)

▪
Senior Vice President, Engine Programs & Customer Support (1995-2000)

Other Current Affiliations
▪
Co-Founder, Robert and Jeanne Leduc Center of Civic Engagement, University of Massachusetts, Dartmouth

Prior Affiliations
▪
Board of Directors, Connecticut Science Center

▪
Consulting Partner, Advent International

Attributes and Skills
A recognized leader in the aerospace industry, Mr. Leduc received Aviation Week’s Lifetime Achievement Award in 2020. Mr. Leduc brings to the Board deep experience in aerospace, from general aviation to commercial to military to space, proven leadership skills, a track record of executing complex development programs and global management and operational expertise. With decades of senior leadership experience, he has significant knowledge of program execution, long-cycle investments, risk oversight, brand enhancement, talent management and customer value creation. In addition, Mr. Leduc brings valuable insights and perspectives on growth, strategy, managing through down cycles and capital market transactions. Mr. Leduc’s expertise and current service on several public company boards provide our Board with an important perspective on critical aspects of the Company’s business.

DAVID J. MILLER	Age 46	Independent director since 2017
Board Committees ▪ Compensation and Benefits ▪ Finance Prior Public Company Directorship ▪ Peabody Energy Corporation (2020-2024) ▪ SemGroup Energy Partners LP (2008-2009)
Career Highlights and Qualifications
Elliott Investment Management L.P., an investment fund with over $70 billion in assets under management (2003-Present)
▪
Equity Partner and Senior Portfolio Manager, responsible for investments across the capital structure and spanning multiple industries

▪
Member of the Management and Global Situational Investment Committees

Peter J. Solomon Company, a financial advisory firm
▪
Served in M&A and financing advisory roles

Other Current Affiliations
▪
Board of Directors, Acosta, Inc.

▪
Board of Directors, Brazilian American Automotive Group, Inc.

▪
Board of Directors, Futures and Options

Prior Affiliations
▪
Board of Managers, JCIM, LLC (2008-2013)

▪
Board of Directors, ISCO International Inc. (2009-2010)

Attributes and Skills
Mr. Miller brings to our Board extensive capital market and business and financial expertise, including with respect to strategic reviews, risk management, and mergers and acquisitions. Mr. Miller’s investment management and investment banking expertise, his understanding of financial strategy and his in-depth knowledge of restructuring matters, as well as his service on public and private company boards, provide valuable perspective to the deliberations of the Board.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   11

Item 1—Election of Directors—Director Nominees

JODY G. MILLER	Age 67	Independent director since 2020

Board Committees
▪
Compensation and Benefits

▪
Cybersecurity (Chair)

Other Current Public Company Directorships
▪
LKQ Corporation

Prior Public Company Directorships
▪
Capella Education Company (2001-2018)

▪
TRW Inc. (2005-2015)

Career Highlights and Qualifications
Business Talent Group (BTG), a global marketplace for high-end independent talent on demand
▪
Co-Founder and CEO (2007-June 2019)

▪
Co-CEO (July 2019-2022)

Heidrick and Struggles, Inc. (“Heidrick”), a global leadership advisory firm that acquired BTG in April 2021
▪
Senior Advisor to Heidrick On-Demand Talent (2023)

Maveron LLC, a venture capital firm
▪
Venture Partner (2000-2007)

Americast, a digital video and interactive services joint venture with Walt Disney Company
▪
Held various positions, including as Acting President and Chief Operating Officer (1995-1999)

United States Government
▪
White House: Special Assistant to the President during the Clinton Administration (1993-1995)

▪
White House Fellow at the Department of the Treasury (1990-1992)

Began her career as an attorney at Cravath, Swaine & Moore
Other Current Affiliations
▪
Board Member, Allied Talent Partners

Prior Affiliations
▪
Board of Directors, The Climate Board

▪
Board of Directors, Imbellus Inc.

▪
Advisory Board, Drucker Institute

▪
Board Member, Peer Health Exchange, Inc

▪
Board Member, National Campaign to Prevent Teenage and Unplanned Pregnancy

Attributes and Skills
Ms. Miller brings a diverse skill set to the Board, including executive leadership, talent management, finance, technology and innovation, and legal expertise. With decades of executive leadership and entrepreneurial experience, she has significant knowledge of strategic planning, large organization management, corporate development, risk oversight, and assessing human capital requirements. Ms. Miller also brings to the Board a fresh perspective on the evolving talent marketplace. In addition, she has government affairs experience through her public sector experience in the White House, the Department of Treasury and as chief legal advisor to the Governor of South Carolina. Ms. Miller’s current and prior board services at public, private and philanthropic organizations provides our Board with the benefit of her perspectives on corporate governance and environmental, social and corporate responsibility.

12   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Item 1—Election of Directors—Director Nominees

JOHN C. PLANT	Age 71 Director since 2016 | Chair of the Board since 2017

Other Current Public Company Directorships
▪
Jabil Circuit Corporation

▪
Masco Corporation

Prior Public Company Directorships
▪
Gates Industrial Corporation PLC (2017-2019)

▪
TRW Automotive Holdings Corporation (2011-2015)

Career Highlights and Qualifications
Howmet Aerospace, Inc.
▪
Chair of the Board (2017-Present)

▪
Chief Executive Officer (2021-Present)

▪
Co-Chief Executive Officer (2020-2021)

▪
Chief Executive Officer (2019-2020)

TRW Automotive Holdings Corporation, a global automotive supplier
▪
Chairman of the Board (2011-2015, when the company was acquired by ZF Friedrichshafen AG)

▪
President and Chief Executive Officer (2003-2015)

▪
Under his leadership, TRW employed more than 65,000 people in approximately 190 major facilities around the world and was ranked among the top 10 automotive suppliers globally

TRW Inc., a global aerospace, systems and automotive conglomerate
▪
Co-Member of the Chief Executive Office (2001-2003)

▪
Executive Vice President (1999-2001)

LucasVarity Automotive, an automotive parts manufacturer
▪
President (1997-1999, when the company was acquired by TRW Inc.)

▪
President and Managing Director of the Electrical and Electronics division (1991-1997)

Other Current Affiliations
▪
Fellow of the Institute of Chartered Accountants

Prior Affiliations
▪
Director Emeritus of the Automotive Safety Council

Attributes and Skills
With over three decades of executive leadership experience, Mr. Plant has substantial experience in global operations and management, strategic planning, finance, business development, and risk management. He brings a track record of successfully leading businesses through periods of downturns and challenges and periods of growth and market development. His expertise in the aerospace and defense and automotive industries and his deep familiarity with all aspects of the Company’s businesses enable him to develop and lead the execution of the Company’s strategic vision, assess attendant risks and guide the Company’s growth. Mr. Plant’s vast executive and operational experience, as well as his current and prior service on public and private company boards, enables him to be an effective leader, who provides valuable insights to the Board and keeps directors apprised of significant developments in the Company’s business and industry.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   13

Item 1—Election of Directors—Director Nominees

ULRICH R. SCHMIDT	Age 75	Independent director since 2016
Board Committees ▪ Audit (Chair) ▪ Finance Prior Public Company Directorship ▪ Precision Castparts Corporation (2007-2016)
Career Highlights and Qualifications
Spirit Aerosystems Holdings, Inc., a global manufacturer of aerostructures
▪
Executive Vice President and Chief Financial Officer (2005-2009)

Goodrich Corporation, a global supplier of aerospace components, systems and services to the commercial, defense, regional aircraft and general aviation airplane markets
▪
Executive Vice President and Chief Financial Officer (2000-2005)

▪
Vice President, Finance and Business Development, Goodrich Aerospace (1994-2000)

Prior to joining Goodrich, he held senior level roles at a variety of companies, including Invensys Limited, Everest & Jennings International Limited and Argo-Tech Corporation.

Attributes and Skills
Mr. Schmidt brings to the Board extensive global executive and financial experience, as well as a deep understanding of the aerospace industry. A seasoned financial executive and leader, he possesses valuable expertise in accounting, financial oversight, capital markets, mergers and acquisitions, enterprise risk management, business development and financial operations. His extensive background in the aerospace industry, coupled with his financial management and strategic planning and analysis foundation, provides the Board with valuable insight and industry experience.
Mr. Schmidt qualifies as an audit committee financial expert.

GUNNER S. SMITH	Age 51	Independent director since 2023
Board Committees ▪ Audit ▪ Finance
Career Highlights and Qualifications
Owens Corning, a global building and construction materials leader (2008-Present)
▪
President, Roofing (2018-Present)

▪
Member of the Executive Committee of Owens Corning (2018-Present)

▪
Served in various executive positions, including Vice President of Distribution and Home Center Sales; and held various positions leading sales, marketing and pricing

PlyGem Industries, a manufacturing company specializing in windows, doors, siding, fence, rail and stone veneer (2007-2008)
▪
National Sales Manager

Other Current Affiliations
▪
President and Board of Directors, Asphalt Roofing Manufacturers Association

▪
Board of Directors, Toledo Zoo and Aquarium

Attributes and Skills
Mr. Smith brings to the Board business perspective, manufacturing and commercial expertise and valuable insight in the dynamic competitive markets, which are complementary to the mix of skills on our Board. His current and past senior leadership and operational roles in critical functions of a global company provide him with an extensive understanding of strategy and business development, risk oversight and management, and innovation and intellectual property. As a member of non-profit organizations, Mr. Smith brings a wealth of perspectives on corporate social responsibility.

14   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Item 1—Election of Directors—Board Composition and Refreshment

Board Composition and Refreshment
The Board recognizes that Board composition and refreshment contribute to effective deliberation, engagement and oversight, and the Board strives to strike an appropriate balance of experiences, skills and viewpoints in its composition. Board refreshment ensures over time a mix of experienced directors with a deep understanding of the Company and new directors who bring fresh perspectives.
The Governance and Nominating Committee regularly considers the size and composition of the Board and assesses whether the composition appropriately aligns with the Company’s evolving business and strategic needs. The focus is on ensuring that the Board is composed of directors who possess a multitude of relevant expertise, professional experience and backgrounds, bring varied viewpoints and perspectives, and effectively represent the long-term interests of the shareholders.
The Governance and Nominating Committee reviews the short-term and long-term strategies and interests of the Company to determine what current and future experiences and skills are required of the Board in exercising its oversight function. Specific director criteria evolve over time to reflect the Company’s dynamic business and strategic needs and the then composition of the Board. The Governance and Nominating Committee will review director performance evaluations to inform its decisions about renomination and refreshment. See “Corporate Governance—Board, Committee and Director Evaluations” for more detail on the evaluation process.
The Governance and Nominating Committee is responsible for establishing the criteria, objectives and procedures of selecting director candidates, screening candidates and evaluating the qualifications of persons who may be considered for potential service as a director, including candidates nominated by or recommended by shareholders. As provided in our Corporate Governance Guidelines, the Governance and Nominating Committee considers diversity as one of a number of important factors in identifying nominees for the Board, and the Committee takes a broad view of what diversity encompasses, including varied professional skills, background, personal experiences and demographics. In selecting a director nominee, the Committee will focus on characteristics and attributes that would complement the existing Board, recognizing that the Company’s businesses and operations are varied and global in nature. See “Minimum Qualifications for Director Nominees and Board Members Attributes” below and the Company’s Corporate Governance Guidelines for more detail.
Director Tenure Policy

The Board believes that new perspectives and ideas are important to a forward-looking and strategic Board, as is the ability to benefit from the valuable experience and corporate familiarity that longer-serving directors possess. The Company’s Corporate Governance Guidelines provide that a director whose tenure exceeds 12 years should tender his or her resignation from the Board. The Governance and Nominating Committee will then review the appropriateness of such director’s continued service on the Board, and make a recommendation to the Board on whether to accept or reject such resignation. In its review, the Governance and Nominating Committee will take into account a variety of factors, including the attributes of the director, his or her performance and contributions to the Board, and whether refreshment of the Board is at that time necessary to maintain an appropriate mix and range of backgrounds, viewpoints, and expertise for effective oversight and to meet the evolving needs of the Company. The Board believes that this tenure policy allows for Board refreshment and alignment of director attributes and skills with the Company’s evolving strategy while at the same time providing flexibility for the Governance and Nominating Committee and the Board to make a case-by-case assessment of the appropriateness of a longer-tenured director’s continued service on the Board.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   15

Item 1—Election of Directors—Nominating Board Candidates—Procedures and Director Qualifications

Nominating Board Candidates—Procedures and Director Qualifications
Minimum Qualifications for Director Nominees and Board Member Attributes

The Board seeks to build a board comprising of individuals with a variety of backgrounds, experiences, skills and viewpoints that contribute to the collective strength and effectiveness of the Board of Directors. In identifying and recommending director candidates, the Governance and Nominating Committees focuses on the “Criteria for Identification, Evaluation and Selection of Directors” set forth in the Company’s Corporate Governance Guidelines, which include the following characteristics:
▪
Demonstrated the highest level of ethical behavior and commitment to the Company’s values, with reputations consistent with the Company’s image and reputation

▪
Committed to the long-term interests of the Company’s shareholders and other stakeholders

▪
Independent (for non-management directors) without conflict of interest, as well as Independent in thought and judgment

▪
Demonstrated excellence in their fields, proven business acumen and financial literate

▪
Commitment to devote the necessary time and attention to the Company

▪
Understanding of the legal responsibilities of Board service and fiduciary obligations

▪
Self-confident and able to assume leadership and collaborative roles as needed

▪
Varied professional skills, background, viewpoints, personal experiences and demographics

Process of Evaluation of Director Candidates

The Governance and Nominating Committee makes a preliminary review of a prospective director candidate’s background, professional experience and qualifications based on available information or information provided by an independent search firm, which identifies or provides an assessment of a candidate, or by a shareholder nominating or suggesting a candidate. If a consensus is reached by the committee that a particular candidate would likely contribute positively to the Board’s mix of experiences, skills, and viewpoints, and a Board vacancy exists or is likely to occur, the candidate is contacted to confirm his or her interest and willingness to serve. The committee conducts interviews and may invite other Board members or senior Howmet Aerospace executives to interview the candidate to assess the candidate’s overall qualifications. The committee considers the candidate against the criteria it has adopted, as well as in the context of the Board’s then current composition and the needs of the Board and its committees.
At the conclusion of this process, the committee reports the results of its review to the full Board. The report includes a recommendation as to whether the candidate should be nominated for election to the Board. This procedure is the same for all candidates, including director candidates identified by shareholders.
The Governance and Nominating Committee retains from time to time the services of a search firm that specializes in identifying and evaluating director candidates. Services provided by the search firm include identifying potential director candidates meeting criteria established by the committee, verifying information about the prospective candidate’s credentials, and obtaining a preliminary indication of interest and willingness to serve as a Board member.
Shareholder Recommendations for Director Nominees

Any shareholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: Howmet Aerospace Inc., Governance and Nominating Committee, c/o Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. The written submission should comply with all requirements set forth in the

16   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Item 1—Election of Directors—Nominating Board Candidates—Procedures and Director Qualifications

Company’s Certificate of Incorporation and Bylaws. The committee will consider all candidates recommended by shareholders in compliance with the foregoing procedures and who satisfy the minimum qualifications for director nominees and Board member attributes.
Shareholder Nominations

Advance Notice Director Nominations
The Company’s Certificate of Incorporation and Bylaws provide that any shareholder entitled to vote at an annual meeting of shareholders may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. The shareholder must provide to Howmet Aerospace’s Corporate Secretary timely written notice of the shareholder’s intent to make such a nomination or nominations. In order to be timely, the shareholder must provide such written notice not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain all of the information required in the Company’s Certificate of Incorporation and Bylaws. Any such notice must be sent to our principal executive offices: Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. For the 2026 Annual Meeting, such notice must be delivered no earlier than January 28, 2026 and no later than February 27, 2026.
Proxy Access Director Nominations
Subject to the terms and conditions set forth in the Company’s Bylaws, shareholder nominations for candidates for election at the 2026 Annual Meeting of Shareholders, which the shareholder wishes to include in the Company’s proxy materials relating to the 2026 Annual Meeting, must be received by the Company at the above address no earlier than November 17, 2025 and no later than December 17, 2025, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Bylaws.
Universal Proxy Rules for Director Nominations
In addition to satisfying the requirements under the Company’s Bylaws, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (including a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees) to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the anniversary date of the Annual Meeting (for the 2026 Annual Meeting, no later than March 29, 2026). However, if the date of the 2026 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   17

Director Compensation
Our non-employee director compensation program is designed to attract and retain outstanding directors who have the requisite experience and background as set forth in our Corporate Governance Guidelines, and to recognize the significant time and attention needed to fulfill the responsibilities required of our directors. Mr. Plant, our sole employee director, does not receive additional compensation for his Board service.
The Governance and Nominating Committee reviews non-employee director compensation periodically and recommends changes to the Board when it deems appropriate. In late 2024, the Committee asked management to conduct a review and analysis of the Company’s non-employee director compensation program compared to benchmark companies in our Proxy Peer Group (see “Attachment B”). Compensation Advisory Partners LLC (“CAP LLC”), independent compensation consultant retained by the Compensation and Benefits Committee, reviewed and agreed with management’s analysis and recommendations regarding non-employee director compensation. Based on the foregoing review and analysis, and taking into account various factors, the Governance and Nominating Committee recommended certain changes to the non-employee director compensation program. The Board reviewed and adopted the changes, which went into effect on January 1, 2025. The Company’s non-employee director compensation for 2024 and 2025 are summarized below in the “Director Fees” section.
DIRECTOR FEES
The following table describes the components of compensation for non-employee directors in 2024:
Annual Compensation	Other Annual Fees
	Lead Director	$35,000
	Board Committee Chair fees(1):
	▪ Audit Committee Chair	$25,000
	▪ Compensation and Benefits Committee Chair	$20,000
	▪ Other Committee Chair	$15,000
	Meeting attendance, in excess of regularly scheduled meetings (per meeting)(2)	$ 1,200
Ownership Requirements and Annual Compensation Limits
Stock ownership requirement	$750,000
Timeline to achieve stock ownership	6 years
Total annual director compensation limit	$750,000

*
Annual equity granted as deferred restricted share units following each Annual Meeting of Shareholders

(1)
Each non-employee director may receive only one additional annual retainer fee in connection with service as the Chair of a committee (whether in the position of Lead Director, Audit Committee Chair, Compensation and Benefits Committee Chair or Other Committee Chair), regardless of how many committee Chair positions held by such director.

(2)
A fee of $1,200 for each Board or committee meeting attended by a non-employee director in excess of five special Board or committee meetings during the applicable calendar year and applies only to any non-regularly scheduled meeting in excess of a two-hour duration.

Effective January 1, 2025, the following components of director compensation changed:
▪
Annual equity grant increased to $175,000 from $160,000

▪
Lead Director fee increased to $45,000 from $35,000

▪
Governance and Nominating Committee Chair fee increased to $20,000 from $15,000

18   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Director Compensation—Directors’ Alignment with Shareholders

Directors’ Alignment with Shareholders
Stock Ownership Guideline for Directors

In order to further align the interests of our directors with the long-term interests of our shareholders, non-employee directors are required to own, until retirement from the Board, at least $750,000 in Howmet Aerospace common stock. Compliance with the ownership value requirement is measured annually, and if the Howmet Aerospace common stock price declines in value, directors must continue to invest in Howmet Aerospace stock until the stock ownership guideline is reached. Each director is required to reach the stock ownership guideline within six years of his or her initial appointment as a non-employee director.
Directors currently receive a portion of their annual compensation in Howmet Aerospace deferred restricted share units (“RSUs”), which count towards meeting the stock ownership value requirement. The annual deferred RSU award vests on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting provisions apply in the event of a director’s termination of service for any other reason). Settlement of the annual deferred RSUs is deferred pursuant to the Amended and Restated Deferred Fee Plan for Directors (the “Directors Deferred Fee Plan”). In addition, directors may elect to defer the cash portion of their annual compensation into additional Howmet Aerospace deferred RSUs, as described in the “Director Deferral Program” section. Each Howmet Aerospace deferred RSU is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement.
Prior to November 1, 2016, directors could defer director fees into deferred share units under the Directors Deferred Fee Plan. Deferred share units provide directors with the same economic interest as if they own Howmet Aerospace common stock. Specifically, the deferred share units track the performance of our common stock and accrue dividend equivalents that are equal in value to dividends paid on our common stock. Upon a director’s retirement from the Board, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Accordingly, whether a director holds shares of Howmet Aerospace common stock, deferred share units or deferred RSUs, directors have the same economic interest in the performance of the Company, which further aligns directors’ interests with those of our shareholders.
The following table shows the aggregate value of each current director’s holdings in Howmet Aerospace common stock, deferred share units, and deferred RSUs, as of March 31, 2025, based on the closing price of our common stock on the New York Stock Exchange on that date.
Directors	Director Since	Value of Holdings in Howmet Aerospace Stock, Deferred Share Units and Deferred Restricted Share Units
James F. Albaugh	2017	$7,482,956
Amy E. Alving	2018	$7,272,534
Sharon R. Barner	2021	$1,922,728
Joseph S. Cantie	2020	$5,352,011
Robert F. Leduc	2020	$4,401,220
David J. Miller	2017	$6,689,398
Jody G. Miller	2020	$3,641,132
John C. Plant	2016	$474,224,383
Ulrich R. Schmidt	2016	$7,920,535
Gunner S. Smith	2023	$529,688

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   19

Director Compensation—2024 Director Compensation

Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging

Company policy prohibits members of the Board of Directors from pledging, holding in margin accounts, or engaging in short sales or hedging transactions with respect to any of their Company stock. The policy continues to align the interests of our directors with those of our shareholders.
2024 Director Compensation
The following table sets forth the 2024 compensation of each non-employee director who served on the Board in 2024.
Name(1)	Fees Earned or Paid in Cash(2)	Stock Awards(3)	Total
James F. Albaugh	$155,000	$160,036	$315,036
Amy E. Alving	$125,887	$160,036	$285,923
Sharon R. Barner	$129,113	$160,036	$289,149
Joseph S. Cantie	$129,113	$160,036	$289,149
Robert F. Leduc	$129,517	$160,036	$289,553
David J. Miller	$120,000	$160,036	$280,036
Jody G. Miller	$135,000	$160,036	$295,036
Ulrich R. Schmidt	$145,000	$160,036	$305,036
Gunner S. Smith	$120,000	$160,036	$280,036

(1)
John C. Plant, Executive Chairman and Chief Executive Officer, is a Company employee and receives no compensation for service as a director. His compensation is reflected in the “2024 Summary Compensation Table.”

(2)
Fees Earned or Paid in Cash. This column reflects the cash fees earned by directors for Board and committee services in 2024, whether or not such fees were deferred by a director (see “Director Deferral Program” below).

(3)
Stock Awards. The amounts in this column represents the aggregate grant date fair value of deferred restricted share unit (RSU) awards granted to each non-employee director under the Howmet Aerospace Stock Incentive Plan, as Amended and Restated, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Except as described below, the deferred RSU award constitutes the equity portion of each director’s compensation for service from the Company’s annual meeting of shareholders (“Annual Meeting”) in 2024 until the Company’s Annual Meeting in 2025 and vests on the earlier of the first anniversary date of the grant date or the date of the Company’s 2025 annual meeting (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting applies in the event of a director’s termination of service for any other reason). The exact number of deferred RSUs comprising an equity award is calculated by dividing the dollar value of the award (as specified in our Non-Employee Director Compensation Policy) by the closing price of our common stock on the day of grant, rounded to the nearest whole share.

▪
Messrs. Albaugh, Cantie, Leduc, D. Miller, Schmidt, and Smith and Mmes. Alving, Barner and J. Miller were each granted an annual equity award on May 24, 2024 for service from the Company’s 2024 Annual Meeting to the Company’s 2025 Annual Meeting. Each director received 1,889 deferred RSUs, with a grant date fair value of  $160,036, based on the closing price per share of our common stock on the date of grant ($84.72).

▪
The aggregate number of unvested deferred RSUs outstanding at December 31, 2024 for each of Messrs. Albaugh, Cantie, Leduc, D. Miller, Schmidt, and Smith and Mmes. Alving, Barner and J. Miller was 1,889. The foregoing amounts do not include deferred RSUs that have vested—see “Director Deferral Program” below.

Director Deferral Program

Pursuant to the Directors Deferred Fee Plan, non-employee directors may elect to defer all or part of the cash portion of their annual compensation and to invest such deferred amounts into fully-vested Howmet Aerospace RSUs or into the investment options provided under the Company’s 401(k) tax-qualified savings plan other than the Howmet Aerospace Stock Fund (which represents Howmet Aerospace deferred share units). The annual equity award granted to non-employee directors in the form of Howmet Aerospace RSUs is, by its terms, deferred under the Directors Deferred Fee Plan. Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board of Directors.

20   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Environmental and Social Responsibility
We are dedicated to reducing our environmental footprint and that of our customers, providing workplaces where our employees can excel, investing in the communities where we operate and adhering to good governance practices, all of which not only demonstrate our commitment to operate responsibly but also provide competitive business advantages and opportunities.
Through our fundamentals and values, which are specified in our Code of Conduct, we hold ourselves to the highest levels of integrity and compliance. This strengthens our three-lever Environmental, Social and Governance (ESG) approach and navigates us through challenges.
Our approach and efforts related to ESG, which are detailed in our annual ESG Report, are guided by the following:
CUSTOMER	OPERATIONAL	SUPPLY CHAIN
Enable our customers to achieve their sustainability goals through our sustainable product development and innovations. Our products reduce fuel consumption and improve efficiencies.	Reduce our environmental footprint by enhancing efficiency, act on our social responsibility and keep our people safe, empowered and engaged.	Drive ESG into our suppliers’ processes and practices and leverage their expertise to achieve our sustainability goals.

Our 2024 ESG Report will be available at www.howmet.com/esg-report once it is published. Information on our website, including our ESG Report or sections thereof, is not, and will not be deemed to be, a part of this proxy statement or incorporated into any of our other filings with the SEC. The ESG Report is prepared in accordance with the recommendations from the Task Force on Climate-related Financial Disclosure (TCFD), Sustainability Accounting Standards Board (SASB) standards for the aerospace and defense industry and Global Reporting Initiative (GRI) standards, among other guiding standards.

MANAGEMENT FOCUS	BOARD OVERSIGHT

Key ESG metrics are reviewed on a regular basis, including quarterly updates with the CEO and senior leadership. ESG goals and plans are reviewed at least annually. In 2024, we met our 3-year target to reduce greenhouse gas (GHG) emissions and achieved 21.7% reduction versus the 2019 baseline. We achieved 16.5% intensity improvement in water usage since 2019. Continued commitment to a safe and secure work environment, and investing in employee training and development complete our management focus areas.

Our Board is equally committed to our ESG goals and maintains oversight for ESG matters at the full Board level and through various Board committees. The full Board reviews our comprehensive ESG program at least annually and receives updates and presentation on key topics, including health and safety performance and human capital management. In addition, our Board and CEO meet to review talent in key positions across our Company and update our succession strategy and leadership pipeline for key roles, including the CEO position.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   21

Environmental and Social Responsibility

Some highlights from our 2024 ESG Report are set forth below.
HEALTH AND SAFETY	CIRCULAR ECONOMY AND WASTE
Employee and supervised contractor safety rates remained strong compared to industry averages. We had no life threatening or life altering injuries.
Achieved a 23% reduction in hazardous waste intensity since 2022 baseline. We had no significant spills in 2024. End-of-service recyclability for the types of products manufactured by the Company is a competitive advantage for us.

ENERGY	CLIMATE CHANGE, AIR EMISSIONS AND WATER

The amount and type of energy that we consume in our operations have a direct impact on our GHG emissions. Energy-efficiency projects implemented in 2024 reduced our annual consumption by approximately 333,000 GJ and achieved a cumulative annual savings of 1.515 million GJ from the 2019 baseline.

Achieved goal of 21.5%, combined Scope 1 and Scope 2 absolute GHG emission contraction, by 2024 from a 2019 baseline. Set 2027 Target of 33.6% absolute reduction of combined Scope 1 and Scope 2 global GHG emissions from a 2019 baseline. There were no significant unplanned air releases. Freshwater withdrawal intensity improved by 16.5% compared to 2019 baseline.

PRODUCTS	STAKEHOLDER AND COMMUNITY ENGAGEMENT

Working in close partnership with our customers, we solve complex engineering challenges to advance the next generation of air and ground travel that is more fuel-efficient, quieter, and cleaner, and ground fleet transportation that is more sustainable.
Our Green Concept Wheel, the Alcoa® Ultra ONE Dura-Bright® wheel, is produced with 80% lower CO2e emissions compared to its standard counterpart.
We supply the world’s largest industrial gas turbine blades, which are more than one meter in length. This enables combined cycle power generation of 900 megawatts and pushes turbine efficiency toward 64 percent, which is best-in-class efficiency.
In 2024, Howmet Aerospace Foundation disbursed approximately $5 million in STEM-focused grants. These included $350,000 to the Society for Science for the sponsorship of international science and engineering and $275,000 to Pittsburgh Public Schools for FIRST Robotics programs, $93,160 to Torquay Girls’ Grammar School for their Science Innovation Centre and $80,000 to Universidad Tecnológical de Ciudad Acuña for their CNC Center. The foundation also disbursed $742,000 in grants focused on under-represented populations and $320,000 to a variety of local needs in the communities where we operate.
HUMAN CAPITAL
Our success depends on our ability to create innovative solutions that exceed our customers’ goals. We can achieve this by fostering welcoming and inclusive work environments that leverage the diversity of backgrounds, experience and thought within our organization. In 2024, we created more than a net of 700 well-paying jobs, strengthening the communities where we operate and providing meaningful career opportunities. We enhanced our onboarding initiatives, which set the tone for employees’ experiences and influenced their engagement and productivity.

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Corporate Governance
Howmet Aerospace is a values-based company. Our values guide our behavior at every level and apply across the Company on a global basis. The Board has adopted a number of policies to support our values and good corporate governance, which we believe are important to the success of our business and in advancing shareholder interests. We highlight below certain of our corporate governance practices and features:
Board Independence and Accountability

BOARD INDEPENDENCE

▪
9 of our 10 director nominees are independent. Our Chief Executive Officer, John C. Plant (who is also Executive Chairman) is our sole employee director.

BOARD LEADERSHIP

▪
Current Board leadership structure comprises an Executive Chairman of the Board, an independent Lead Director and independent chairs of each Board committee.

▪
The independent Lead Director has substantial responsibilities, including presiding at all meetings of the Board at which the Executive Chairman is not present, and presiding at executive sessions of the independent directors.

BOARD ENGAGEMENT

▪
Attendance:

▫
All directors attended more than 75% of Board and their respective Committee meetings in 2024; director attendance in 2024 averaged 98.8%.

▫
All directors are expected to attend the annual meeting of shareholders.

▪
Independent directors meet in executive session at every regular Board meeting.

BOARD COMPOSITION AND QUALIFICATIONS

▪
Directors have a breadth of experiences that spans a broad range of industries.

▪
Directors have a broad array of attributes and skills directly relevant to the Company and its businesses.

See “Item 1—Election of Directors” for additional information.

BOARD COMMITTEES

▪
Fully independent Audit, Compensation and Benefits, Cybersecurity, Finance, and Governance and Nominating Committees.

▪
Each committee has a written charter that is reviewed on an annual basis and available on our website.

BOARD ACCOUNTABILITY

▪
Annual elections of all directors.

▪
Majority voting standards for election of directors.

▪
Annual certification of compliance with the Code of Conduct and Conflict of Interest Survey and related governance and ethics policies.

▪
Annual say-on-pay vote.

▪
Annual shareholder ratification of the Audit Committee’s selection of our independent auditor.

▪
No supermajority voting provisions in the Company’s Certificate of Incorporation or Bylaws.

RESPONSIVENESS TO SHAREHOLDERS

▪
Following each annual meeting of shareholders, the appropriate Committees of the Board consider the vote outcomes of the management and shareholder proposals and, depending on those vote outcomes, may recommend proposed courses of action.

PROXY ACCESS

▪
Shareholders may nominate director candidates to the Board and include those nominees in the Company’s proxy statement in accordance with the Company’s Bylaws.

SHAREHOLDER ACTION

▪
Shareholders are permitted to call special meetings in accordance with the Company’s Certificate of Incorporation and Bylaws.

▪
Shareholders may act by written consent in accordance with the Company’s Certificate of Incorporation and Bylaws.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   23

Corporate Governance

Board Effectiveness	Alignment with Shareholder Interests

BOARD, COMMITTEE AND DIRECTOR EVALUATIONS

▪
Annual Board and Committee self-evaluation process.

▪
Annual director performance evaluations.

▪
Ongoing assessment of corporate governance best practices appropriate for Howmet Aerospace.

OVERBOARDING LIMITS

▪
Directors are subject to overboarding limitations as a general rule in accordance with our Corporate Governance Guidelines.

SHAREHOLDER ENGAGEMENT

▪
Directors are committed to meaningful engagement with shareholders and welcome input and suggestions.

▪
Board members are available for and participate in shareholder meetings as appropriate, including to discuss Board oversight and processes and ESG and compensation matters.

BOARD OVERSIGHT OF RISK AND ESG PROGRAMS

▪
The Board has ultimate responsibility for risk oversight.

▪
The Board Committees are delegated primary responsibility for risk management oversight of certain key risks relating to their areas.

▪
The Board and Board Committee oversight of risks and opportunities include those relating to strategy, cybersecurity, financial accounting and reporting, ESG including climate, human capital management and succession planning, compensation and product integrity and safety.

▪
The Company publishes an annual ESG Report.

See “The Board’s Role in Risk Oversight” and “Environmental and Social Responsibility” section for additional information.

SUCCESSION PLANNING

▪
The Board oversees and engages in Board and executive succession planning.

POLICIES ON CLAWBACK AND NO SHORT SALES, HEDGING, MARGIN ACCOUNTS OR PLEDGING

▪
The Company’s annual cash incentive compensation plan and stock incentive plan both contain “clawback” and forfeiture provisions providing for reimbursement or cancellation of incentive compensation from employees in certain circumstances. In 2023, the Company also adopted an executive officer clawback policy in accordance with SEC rules and NYSE listing standards.

▪
Short sales of Company securities and derivative or speculative transactions in Company securities are prohibited.

▪
Purchase or use of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities, is prohibited.

▪
Directors and Section 16 officers are prohibited from holding Company securities in margin accounts or pledging Company securities as collateral.

STOCK OWNERSHIP

▪
Non-employee directors and executive officers are subject to robust stock ownership guidelines:

▫
Non-employee directors must retain equity of at least $750,000 in value until retirement.

▫
Executives are required to hold substantial equity in the Company until retirement, including equity equal in value to six-times base salary for our CEO.

THE STRUCTURE AND ROLE OF THE BOARD OF DIRECTORS
Board Leadership Structure

The Company’s current Board leadership structure comprises a combined Chairman and Chief Executive Officer, an independent director serving as the Lead Director, and strong, active independent directors. The Board will continue to exercise its judgment, under the circumstances at the time, to evaluate the Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Chairman and Lead Director positions are evaluated and appointed annually by the independent directors.

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Corporate Governance

JOHN C. PLANT Executive Chairman	JAMES F. ALBAUGH Independent Lead Director

Executive Chairman
The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors. A combined role of Executive Chairman and Chief Executive Officer confers advantages, including those listed below.
▪
By serving in both positions, the Executive Chairman and Chief Executive Officer is able to draw on his detailed knowledge of the Company to provide the Board, in coordination with the independent Lead Director, leadership in focusing its discussions, review and oversight of the Company’s strategy, business, and operating and financial performance.

▪
A combined role ensures that the Company presents its message and strategy to stakeholders with a unified voice.

▪
The structure allows for efficient decision-making and focused accountability.

The Board believes that it is in the best interest of the Company and its shareholders for John C. Plant to serve as Executive Chairman and Chief Executive Officer, considering the strong role of our independent Lead Director and other corporate governance practices providing independent oversight of management, as summarized in this proxy statement.

Independent Lead Director
Our Independent Lead Director has substantial responsibilities.
▪
Presides at all meetings of the Board at which the Executive Chairman is not present, including executive sessions of the independent directors;

▪
Calls meetings of the independent directors, as the Lead Director may deem to be appropriate;

▪
Meets regularly with the Executive Chairman and serves as a liaison between the Executive Chairman and the independent directors;

▪
Communicates to the Executive Chairman and management, as appropriate, any decisions reached, suggestions, views or concerns expressed by the independent directors during meetings, executive sessions and outside of board meetings;

▪
Approves meeting agendas and schedules to assure that there is sufficient time for discussion of all agenda items;

▪
Facilitates effective and candid Board discussions and communications to optimize Board performance;

▪
Conducts executive sessions of the Board;

▪
Ensures personal availability for consultation and communication with independent directors and with the Executive Chairman, as appropriate; and

▪
Responds directly to shareholder and other stakeholder questions and comments that are directed to the independent Lead Director or to the independent directors as a group, with such consultation with the Executive Chairman or other directors as the independent Lead Director may deem appropriate, and, if requested, ensuring that he is available for consultation and direct communication with major shareholders, as appropriate.

James F. Albaugh is our current independent Lead Director. Mr. Albaugh’s strength in leading the Board is complemented by his depth of experience in Board matters ranging from his service on the Company’s Compensation and Benefits Committee and Governance and Nominating Committee to his past service on the Audit Committee to his memberships on other company boards.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   25

Corporate Governance

The Company’s corporate governance practices are designed to ensure that shareholders’ interests are protected by effective and independent oversight of management:
▪
Independence. 9 of our 10 director nominees are independent as defined by the listing standards of the New York Stock Exchange (“NYSE”) and the Company’s Director Independence Standards.

▪
Committees. Each of the Board’s standing committees—the Audit Committee, the Compensation and Benefits Committee, the Cybersecurity Committee, the Finance Committee and the Governance and Nominating Committee—is composed solely of independent directors.

▪
Executive Sessions. Our independent directors meet at every regular Board Meeting in executive session without management present. These meetings are led by the independent Lead Director. The independent Lead Director may call extra sessions as needed. Committee meetings may also include an executive session at which Committee members meet without management in attendance.

The Board’s Role in Company Oversight

Under Howmet Aerospace’s Corporate Governance Guidelines, the role of the Board is to oversee the affairs of the Company while the day-to-day operation of the Company is the responsibility of management.
Strategic Oversight
The Board oversees and provides advice and guidance to management on the formulation and execution of the Company’s corporate strategy. On an annual basis, the Board formally reviews the Company’s business strategy, including annual and long-term strategic and financial plans and the headwinds and risks facing the Company. Elements of strategy are discussed at every regularly scheduled Board meeting. The Board regularly reviews the Company’s strategic and operational priorities, competitive environment, market conditions, economic trends and regulatory developments. The Executive Chairman and Chief Executive Officer regularly reviews with the Board at each meeting, developments relating to the Company’s strategic framework and provides updates between regularly scheduled sessions, as necessary. In addition, throughout the year, the executive leadership team, the presidents of the business segments and other leaders from across the organization provide detailed business and strategy updates to the Board, which allow the Board to monitor the implementation and progress of strategic plans and initiatives. The Board also regularly discusses capital allocation plans, the Company’s financial performance against its operating plan and outlook. As strategy underlies many aspects of the Company’s operations, the Board is assisted in its oversight by the Board Committees in their respective areas of focus, as discussed in further detail below in “—Committees of the Board.”
Human Capital Management Oversight
The Board believes effective human capital management is key to the Company’s ability to execute its long-term strategy. The Board oversees the Company’s human capital management, and is responsible for CEO succession planning, including the selection, evaluation, and compensation of the CEO. The Board regularly engages with the Company’s Executive Chairman and Chief Executive Officer and Chief Human Resources Officer on a broad range of human capital management topics, including culture, talent attraction, development, and retention initiatives, and succession planning for senior executive positions. The Board has delegated the oversight of the Company’s compensation and benefit programs and officer compensation to its Compensation and Benefits Committee. The Board’s CEO succession planning takes many forms, including regular discussions among our independent directors, closed sessions of the Board and our CEO throughout the year, and one-on-one discussions between our Lead Director and CEO. The Board also oversees the appointment of Company officers and senior management succession planning, which includes an annual detailed review of the Company’s talent strategies, pipeline and succession plans for key executive positions. The Board assesses and interacts with potential internal CEO and senior management successors at Board meetings, facility tours and in less formal settings.
ESG Oversight
The Company’s ESG commitment starts at the top of the organization with the Board of Directors. The Board oversees ESG matters and views an effective ESG program and management of related risks as important to the Company’s ability to execute its strategy. The Board’s governance responsibilities, including with respect to

26   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Corporate Governance

nominating directors, appointing Board Committee members and overseeing effective corporate governance of the Company, and its delegation of certain governance-related responsibilities to the Governance and Nominating Committee, are discussed throughout this “Corporate Governance” section. The full Board is responsible for the oversight of environmental and social matters, including the Company’s climate and other ESG goals; environmental performance on water and hazardous waste; health and safety performance; and human capital management (as discussed above in “—Human Capital Management Oversight”). The Board annually reviews the Company’s comprehensive environmental and social programs and regularly receives updates on such topics. See the “Environmental and Social Responsibility” section.
The Board’s Role in Risk Oversight

A key oversight responsibility of the Board is reviewing and evaluating the processes used by management to identify, assess, and manage the Company’s exposure to risk. Risks are inherent in business activities, and understanding the risks and opportunities facing the Company is fundamental to the Board’s ability to effectively exercise its oversight function and promote shareholder interests. Consideration of enterprise risks—the specific financial, operational, business and strategic risks that the Company faces—is integral to decision-making processes at both the Board and management level. The Company consistently seeks to identify potential risks and to balance risk mitigation with a level of risk tolerance that enables us to pursue opportunities to grow shareholder value.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   27

Corporate Governance

BOARD OF DIRECTORS

BOARD OF DIRECTORS

The Board's ongoing risk oversight occurs at both the Board and Board Committee levels, as discussed below and throughout this proxy statement. The Board annually reviews the Company's enterprise risks and its enterprise risk management ("ERM") program. On a regular basis throughout the year, management reviews specific risks with the Board and/or relevant Board Committees. The Board and Board Committees are regularly presented with materials reflecting deep-dive analyses of particular risk topics and receive updates on key ongoing and emerging risks within their oversight responsibility. Board Committees may address risks directly with management or may elevate a risk for consideration by the Board or another Committee. In addition to management, external advisors and experts on various topics provide guidance as appropriate.

While the Board has ultimate responsibility for risk oversight, the Board has delegated primary responsibility for risk management oversight of certain risk areas to the Board Committees. The full Board retains primary oversight of risks in areas such as:

- strategy
- competitive landscape
- economic conditions
- operations
- product integrity/safety
- environmental matters, including climate
- human capital management, including CEO and other senior management succession planning
- health and safety

COMMITTEES OF THE BOARD

AUDIT COMMITTEE

The Audit Committee supports the Board in the oversight of risks arising out of:

- financial accounting and reporting
- internal controls over financial reporting
- legal and compliance matters.

The Audit Committee discusses with management, the internal auditors and the external auditors, the policies with respect to risk assessment and risk management, including:

- major financial risk exposures
- information technology system risks
- the steps management has taken to monitor and mitigate these risks

COMPENSATION AND BENEFITS COMMITTEE

The Compensation and Benefits Committee supports the Board in the oversight of risks arising out of the Company's compensation programs and practices by overseeing the development of such programs and practices, which are designed to balance risk and reward in a way that does not encourage excessive or inappropriate risk-taking by our employees. The Compensation and Benefits Committees directly retains an independent compensation consultant firm to advise on compensation matters to mitigate conflicts of interest risk.

See *"Compensation Discussion and Analysis"* for additional information.

CYBERSECURITY COMMITTEE

The Cybersecurity Committee supports the Board in the oversight of cybersecurity risks. The Company has implemented a framework of principles, policies and technology designed to protect its systems and data from cybersecurity threats. The Cybersecurity Committee oversees and reviews the Company's cybersecurity programs and risk management. Management, including the Company's Chief Information Security Officer and Chief Information Officer, meets regularly with the Cybersecurity Committee to review the state of the Company's cybersecurity, cybersecurity risk mitigation actions, and any significant cybersecurity incidents.

FINANCE COMMITTEE

The Finance Committee supports the Board in the oversight of risks arising out of the Company's:

- capital structure
- financing transactions
- capital allocation actions
- significant transactions such as acquisitions and divestitures
- interest rate, commodity and currency hedging
- net pension liability

GOVERNANCE AND NOMINATING COMMITTEE

The Governance and Nominating Committee supports the Board in the oversight of risks arising out of:

- Board and Board Committee composition
- director succession planning
- director compensation
- related person transactions
- director independence
- other corporate governance policies and practices

MANAGEMENT

MANAGEMENT

Management is responsible for identifying, assessing and managing risks and the day-to-day handling and mitigation of risks. The Company's ERM program is designed to work across the organization to identify, evaluate and manage the Company's most significant risks and uncertainties that could materially impact the long-term health of the Company or prevent the achievement of strategic objectives. These risks span the following risk categories: (i) customers and markets; (ii) operations; (iii) global security; (iv) legal and compliance; (v) financial; and (vi) human resources.

The ERM process is facilitated by a working team comprised of senior members of the treasury and legal groups who conduct biannual reviews of enterprise risks, including reviews with the CEO, Chief Financial Officer, Chief Human Resources Officer, Chief Legal and Compliance Officer, Chief Commercial Officer, the Presidents and Financial Vice Presidents of each of the Company's four business segments, and subject matter experts of the identified risk areas.

Management regularly reports to the Board and Board Committees regarding the risks and opportunities facing the Company.

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Corporate Governance

COMMITTEES OF THE BOARD
Each of the Audit, Compensation and Benefits, Cybersecurity, Finance, and Governance and Nominating Committees is composed solely of directors who have been determined by the Board of Directors to be independent in accordance with Securities and Exchange Commission (“SEC”) regulations, NYSE listing standards and the Company’s Director Independence Standards (including the heightened independence standards for members of the Audit and Compensation and Benefits Committees).
For information on how to access the written charters for each committee, see “—Our Corporate Governance Documents” below.
The Board committee assignments and chairperson positions are reviewed each year by the Governance and Nominating Committee, and the committee members and chairpersons are appointed by the Board upon recommendation of the Governance and Nominating Committee. In May 2024, following a thorough review by the Governance and Nominating Committee, the independent directors evaluated the committee’s recommendations regarding committee membership and chairperson positions, taking into consideration the mix of skills and viewpoints. The Board refreshed the Board committee composition by appointing new chairpersons for certain committees and rotated directors onto new committees, as noted below.
AUDIT COMMITTEE 7 Meetings in 2024

Members
▪
Ulrich R. Schmidt (Chair)

▪
Joseph S. Cantie

▪
Robert F. Leduc

▪
Gunner S. Smith

Independence
▪
Each member of the committee is independent and financially literate.

Financial Expert
▪
Joseph S. Cantie and Ulrich R. Schmidt meet the requirements as defined by the SEC rules.

Responsibilities
▪
Oversees the integrity of the Company’s financial statements and internal controls, including review of the scope and the results of the audits of the internal and independent auditors

▪
Appoints the independent auditors and evaluates their independence and performance

▪
Reviews the organization, performance and adequacy of the internal audit function

▪
Pre-approves all audit, audit-related, tax and other services to be provided by the independent auditors

▪
Oversees the Company’s compliance with legal and regulatory requirements

▪
Discusses with management and the auditors the policies with respect to risk assessment and risk management, including major financial risk exposures

▪
Discusses with management the status of information technology systems and information technology risks

The responsibilities of the Audit Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

For more information on the role of the Audit Committee, as well as the Audit Committee report, see “Ítem 2-Ratification of Appointment of Independent Registered Public Accounting Firm”.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   29

Corporate Governance

COMPENSATION AND BENEFITS COMMITTEE 5 Meetings in 2024
Members ▪ James F. Albaugh (Chair) ▪ David J. Miller ▪ Jody G. Miller Independence ▪ Each member of the committee is independent.
Responsibilities
▪
Recommends the Chief Executive Officer’s compensation for approval by the independent directors of the Board, based upon an evaluation of performance in light of approved goals and objectives

▪
Reviews and approves the compensation of the Company’s officers

▪
Oversees the implementation and administration of the Company’s compensation and benefits plans, including pension, savings, incentive compensation and equity-based plans

▪
Reviews and approves general compensation and benefit policies

▪
Reviews, administers, and interprets the Company’s clawback and recoupment policy and provisions

▪
Approves the Compensation Discussion and Analysis for inclusion in the proxy statement

▪
Has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement (see “Corporate Governance—Compensation Consultants” regarding the committee’s engagement of a compensation consultant)

Executive officers do not determine the amount or form of executive or non-employee director compensation although the Chief Executive Officer provides recommendations to the Compensation and Benefits Committee regarding compensation changes and incentive compensation for executive officers other than himself.
The responsibilities of the Compensation and Benefits Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

For more information on the activities of the committee, including its processes for determining executive compensation, see the “Compensation Discussion and Analysis” section.
CYBERSECURITY COMMITTEE 4 Meetings in 2024
Members ▪ Jody G. Miller (Chair) ▪ Amy E. Alving ▪ Robert F. Leduc Independence ▪ Each member of the committee is independent.
Responsibilities
Reviews the state of the Company’s cybersecurity, including review of:
▪
the threat landscape facing the Company

▪
the Company’s strategy, policies and procedures to mitigate cybersecurity risks, such as initiatives for identification, protection, detection, response and recovery

▪
any significant cybersecurity incidents

▪
the impact of emerging cybersecurity developments and regulations that may affect the Company

The responsibilities of the Cybersecurity Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

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Corporate Governance

FINANCE COMMITTEE 5 Meetings in 2024
Members ▪ Joseph S. Cantie (Chair) ▪ David J. Miller ▪ Ulrich R. Schmidt ▪ Gunner S. Smith Independence ▪ Each member of the committee is independent.
Responsibilities
Reviews and provides advice and counsel to the Board regarding the Company’s:
▪
capital structure

▪
financing transactions

▪
capital expenditures and capital plan

▪
acquisitions and divestitures

▪
share repurchases and dividend programs

▪
policies relating to interest rate, commodity and currency hedging

▪
pension plan performance and funding

The responsibilities of the Finance Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

GOVERNANCE AND NOMINATING COMMITTEE 4 Meetings in 2024
Members ▪ Sharon R. Barner (Chair) ▪ James F. Albaugh ▪ Amy E. Alving Independence ▪ Each member of the committee is independent.
Responsibilities
▪
Develops and recommends to the Board criteria, objectives and procedures for the selection of individuals to be considered as candidates for election to the Board

▪
Identifies individuals qualified to become Board members and recommends them to the full Board for consideration, including evaluating all potential candidates, whether initially recommended by management, other Board members or shareholders

▪
Reviews and makes recommendations to the Board regarding the appropriate structure and operations of the Board and Board committees

▪
Makes recommendations to the Board regarding Board committee assignments

▪
Develops and annually reviews corporate governance guidelines of the Company, and oversees other corporate governance matters

▪
Reviews related person transactions

▪
Oversees an annual performance review of the Board, Board committees and individual directors

▪
Periodically reviews and makes recommendations to the Board regarding non-employee director compensation

The responsibilities of the Governance and Nominating Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

BOARD MEETINGS AND ATTENDANCE
The Board met 6 times in 2024. The number of meetings of each Board committee can be found above in “Committees of the Board.” Attendance by incumbent directors at Board and committee meetings averaged 98.8%. Each incumbent director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during 2024.
Under Howmet Aerospace’s Corporate Governance Guidelines, all directors are expected to attend the annual meeting of shareholders. All members of the Board attended the Company’s May 2024 annual meeting.

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Corporate Governance

DIRECTOR ORIENTATION AND CONTINUING EDUCATION
The Company has a robust orientation program for new directors. New directors meet with key members of management to become familiar with the Company’s business and strategic plans, business segments, resource units, and values and culture, as well as its human capital program, ethics and compliance program and corporate governance practices.
Directors are encouraged to attend outside continuing education programs at the Company’s expense. The Company regularly provides the Board with information on continuing education programs and opportunities. Directors also benefit from access to various governance and directorship organizations and publications to which the Company subscribes.
Company presentations and materials, including updates on business developments and other important topics, are provided regularly to directors. In addition, outside advisors and counsel present to the Board on strategic, financial, cyber, legal, and regulatory developments and considerations, among other matters. Such presentations provide directors with additional perspectives on the Company’s business environment, strategic focus areas, performance and potential emerging risks. Directors visit a Company business facility each year to deepen their understanding of the Company and personally interact with on-site employees. In 2024, the Board engaged in an in-depth tour of the Company’s Engine Systems operations in Rancho Cucamonga, California; and its Fastening Systems operations in Carson and Torrance, California, which provided the Board with valuable insight into the Company’s operations, technology and innovations.
BOARD, COMMITTEE AND DIRECTOR EVALUATIONS
The Board of Directors believes that a robust and constructive Board, committee and director performance evaluation process is an essential component of board effectiveness. Each year, the Board conducts a comprehensive evaluation process, overseen by the Governance and Nominating Committee, of its own performance, as well as the performance of each committee and each director.

Planning of Board, Committee and Director Evaluations

In consultation with the Executive Chairman, independent Lead Director and Committee Chairs, the Governance and Nominating Committee reviews the self-evaluation process on an annual basis to determine its structure, scope and content.

Evaluations

Each director completes an evaluation relating to: (i) the Board; (ii) each committee on which such director serves; and (iii) each director.

Evaluations Results

Evaluation results are compiled by the Corporate Secretary's Office, without attribution. Each director receives the results of the evaluations of the Board and each committee on which the director serves. The Executive Chairman, independent Lead Director and Governance and Nominating Committee members receive the results of the director evaluations.

Review of Evaluations

Committee evaluation results are discussed by each committee, and Board evaluation results are discussed by the full Board. The Board and the committees identify opportunities for improvement and implement plans to address those matters. The evaluations of all Board members are reviewed by the Governance and Nominating Committee, the independent Lead Director and the Executive Chairman, following which the Lead Director and the Executive Chairman meet with each director in connection with the director's potential re-nomination to the Board.

Ongoing

Directors are encouraged to provide ongoing feedback outside the self-evaluation process.

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Corporate Governance

SHAREHOLDER ENGAGEMENT
The Board of Directors and the Company believe ongoing engagement with Howmet Aerospace shareholders is important to understanding shareholder views on issues that are important to them or that affect our Company. We have embraced an active engagement strategy for many years to provide visibility and transparency, and invite dialogue, on our business, our performance and our corporate governance, environmental, social and compensation practices. Our engagement program is designed to address shareholder questions and concerns, provide shareholders with our perspective on Company policies and practices, seek shareholder input and incorporate feedback, as appropriate.
How We Engage

Board Participation	Investor Relations Discussions	ESG and Compensation-Related Discussions
Our independent Lead Director, Compensation and Benefits Committee Chair and other members of the Board are available for, and participate as appropriate in, shareholder meetings, particularly those relating to ESG and compensation-related matters, as described below.	Throughout the year, our investor relations (IR) team regularly meets with shareholders, prospective shareholders, and investment analysts through quarterly earnings calls, investor conferences, presentations, on-site meetings and virtual meetings. These meetings often include participation by our Executive Chairman and Chief Executive Officer and our Chief Financial Officer, and generally focus on Company financial and operational performance and strategy.
Twice a year, we conduct a robust shareholder engagement program, led by members of our corporate governance, environmental, health and safety, human resources, executive compensation and IR teams, along with Board members, as appropriate, to solicit feedback and address any concerns related to:
▪
corporate governance, including Board oversight areas and perspectives;

▪
executive compensation and human capital management; and

▪
environmental and sustainability matters, including climate change.

ESG and Compensation-Related Shareholder Engagement
Spring 2024		Fall 2024
74% Contacted 35% Engaged	Reached out to our top ~50 shareholders who own approximately 74% of our common shares and engaged with those owning approximately 35%.	74% Contacted 40% Engaged	Reached out to our top ~50 shareholders who own approximately 74% of our common shares and engaged with those owning approximately 40%.

We engaged with our shareholders through conversations, as well as correspondence in which shareholders provide feedback, comments, or indications that they do not have any concerns requiring discussion.

For a further discussion regarding shareholder feedback on compensation matters, see “Executive Compensation—Compensation Discussion and Analysis-Shareholder Feedback.”
When We Engage

Spring	Summer	Fall	Winter

▪
Make available to shareholders the Annual Report, Proxy Statement and ESG report.

▪
Prior to the Annual Meeting of Shareholders, conduct shareholder engagement to discuss any concerns on the ballot items and gather feedback on ESG, compensation and other relevant matters.

▪ Review feedback from shareholder discussions and results from the Annual Meeting of Shareholders, plan for fall outreach and target responsive engagement.
▪
Conduct comprehensive engagement with shareholders to gather feedback from the Annual Meeting of Shareholders and discuss any concerns and gather feedback on developments and trends in ESG, compensation and other relevant matters.

▪ Review shareholder feedback, including consideration by the Board of any changes to corporate governance, executive compensation program, and environmental and social matters and disclosures.

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Corporate Governance

Key Themes Discussed with Shareholders in 2024

Environmental and Social	▪ The Company’s strategy and Board oversight related to environmental and social matters ▪ Alignment of environmental initiatives with corporate strategy
Executive Compensation	▪ Compensation program and practices
Board Accountability and Effectiveness	▪ Board oversight, including relating to strategy and risk ▪ Chief Executive Officer succession planning ▪ Board and Committee self-evaluation process ▪ Director education opportunities
Corporate Governance	▪ Governance practices, including Board succession planning ▪ Committee membership and chairperson refreshment
COMMUNICATIONS WITH DIRECTORS
The Board of Directors is committed to meaningful engagement with Howmet Aerospace shareholders and welcomes input and suggestions. Shareholders and other interested parties wishing to contact the Executive Chairman, independent Lead Director, individual directors, the Board or the independent directors as a group may do so by sending a written communication to the attention of the Independent Lead Director c/o Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
To communicate issues or complaints regarding questionable accounting, internal accounting controls or auditing matters, send a written communication to the Audit Committee c/o Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
Alternatively, you may place an anonymous, confidential, toll-free call in the United States to Howmet Aerospace’s Integrity Line at 1-844-932-1021. For a listing of Integrity Line telephone numbers outside the United States, go to www.howmet.com under “About Us—Our Fundamentals—Ethics and Compliance—Speak-Up Culture—Howmet Aerospace Integrity Line.”
Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors as appropriate, depending upon the facts and circumstances outlined in the communication. The Board of Directors has asked the Corporate Secretary’s Office to submit to the Board all communications received, excluding only those items that are not related to Board duties and responsibilities, such as junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys.
DIRECTOR INDEPENDENCE
In the Company’s Corporate Governance Guidelines, the Board recognizes that independence depends not only on directors’ individual relationships, but also on the directors’ overall attitude. Providing objective, independent judgment is at the core of the Board’s oversight function. Under the Company’s Director Independence Standards, which conform to the corporate governance listing standards of the New York Stock Exchange, a director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company or any subsidiary in the consolidated group. The Director Independence Standards comprise a list of all categories of material relationships affecting the determination of a director’s independence. Any relationship that falls below a threshold set forth in the Director Independence Standards, or is not otherwise listed in the Director Independence Standards, and is not required to be disclosed under Item 404(a) of SEC Regulation S-K, is deemed to be an immaterial relationship. The Board has affirmatively determined that all the directors are independent except Mr. Plant, who is employed by the Company and therefore does not meet the independence standards set forth in the Director Independence Standards. In the course of its determination regarding independence, the Board did not find any material relationships between the Company and any of the directors, other than Mr. Plant’s employment.

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Corporate Governance

VOTING FOR DIRECTORS
Howmet Aerospace’s Certificate of Incorporation and Bylaws provide a majority voting standard for election of directors in uncontested elections. If the number of shares voted “for” an incumbent director’s election does not exceed fifty percent (50%) of the number of votes cast with respect to that director’s election (with votes cast including votes against in each case and excluding abstentions and broker nonvotes with respect to that director’s election) in an uncontested election, the nominee must promptly tender his or her resignation, and the Board will decide, through a process managed by the Governance and Nominating Committee and excluding the nominee, whether to accept or reject the resignation at its next regularly scheduled Board meeting. The Board’s explanation of its decision will be promptly disclosed in accordance with SEC rules and regulations. Any director nominee not already serving on the Board who fails to receive a majority of votes cast in an uncontested election will not be elected to the Board. An election of directors is considered to be contested if the number of candidates for election as directors exceeds the number of directors to be elected, with the determination being made in accordance with the Bylaws.
RELATED PERSON TRANSACTIONS
Review, Approval and Ratification of Transactions with Related Persons

The Company has a written Related Person Transaction Approval Policy regarding the review, approval and ratification of transactions between the Company and related persons. The policy applies to any transaction in which the Company or a Company subsidiary is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. A related person means any director or executive officer of the Company, any nominee for director, any shareholder known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family member of any such person.
Under this policy, reviews are conducted by management to determine which transactions or relationships should be referred to the Governance and Nominating Committee for consideration. The Governance and Nominating Committee then reviews the material facts and circumstances regarding a transaction and determines whether to approve, ratify, revise or reject a related person transaction, or to refer it to the full Board or another committee of the Board for consideration. The Company’s Related Person Transaction Approval Policy operates in conjunction with other aspects of the Company’s compliance program, including its Code of Conduct, which requires that all directors, officers and employees have a duty to be free from the influence of any conflict of interest when they represent the Company in negotiations or make recommendations with respect to dealings with third parties, or otherwise carry out their duties with respect to the Company.
The Board has considered the following types of potential related person transactions and pre-approved them under the Company’s Related Person Transaction Approval Policy as not presenting material conflicts of interest:
(i)
employment of Howmet Aerospace executive officers (except employment of a Howmet Aerospace executive officer that is an immediate family member of another Howmet Aerospace executive officer, director, or nominee for director) as long as the Compensation and Benefits Committee has approved the executive officers’ compensation;

(ii)
director compensation that the Board has approved;

(iii)
any transaction with another entity in which the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of the other entity’s total annual revenues, if a related person’s interest arises only from:

(a)
such person’s position as an employee or executive officer of the other entity; or

(b)
such person’s position as a director of the other entity; or

(c)
the ownership by such person, together with his or her immediate family members, of less than a 10% equity interest in the aggregate in the other entity (other than a partnership); or

(d)
both such position as a director and ownership as described in (b) and (c) above; or

(e)
such person’s position as a limited partner in a partnership in which the person, together with his or her immediate family members, have an interest of less than 10%;

(iv)
charitable contributions in which a related person’s only relationship is as an employee (other than an executive officer), or a director or trustee, if the aggregate amount involved does not exceed the greater of $250,000 or 2% of the charitable organization’s total annual receipts;

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Corporate Governance

(v)
transactions, such as the receipt of dividends, in which all shareholders receive proportional benefits;

(vi)
transactions involving competitive bids;

(vii)
transactions involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

(viii)
transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

Transactions with Related Persons in 2024

Based on information provided by the directors, the executive officers, and the Company’s legal department, the Governance and Nominating Committee determined that there are no material related person transactions to be reported in this proxy statement. We indemnify our directors and officers to the fullest extent permitted by law against personal liability in connection with their service to the Company. This indemnity is required under the Company’s Certificate of Incorporation and the Bylaws, and we have entered into agreements with these individuals contractually obligating us to provide this indemnification to them.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation and Benefits Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Benefits Committee.
COMPENSATION CONSULTANTS
In 2024, the Compensation and Benefits Committee directly retained Compensation Advisory Partners LLC (“CAP LLC”) as its independent compensation consultant. See “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Design—Executive Compensation Design Relies on a Diversified Mix of Pay Elements and Targets the Market Median—Use of Independent Compensation Consultant.” The committee assessed CAP LLC’s independence and found no conflict of interest. In its assessment, the committee took into account the following factors: CAP LLC provides no other services to the Company; the amount of fees received from the Company by CAP LLC as a percentage of CAP LLC’s total revenue; the policies and procedures that CAP LLC has in place to prevent conflicts of interest; any business or personal relationships between the consultants at CAP LLC performing consulting services and any Compensation and Benefits Committee members or any executive officer; and any ownership of Company stock by the consultants.
RECOVERY OF INCENTIVE COMPENSATION
In accordance with SEC requirements and NYSE listing standards, the Company adopted an Executive Officer Incentive Compensation Recovery Policy (the “Clawback Policy”) in 2023 that provides for the recovery of the amount of incentive compensation erroneously awarded to a current or former “Section 16 officer” of the Company, as defined in Rule 16a-1(f) under the Exchange Act (a “Covered Officer”), during the prior three fiscal years if the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. Subject to limited exceptions, the amount subject to recovery equals the excess that the Covered Officer received over the amount that would have been paid to the Covered Officer after taking into account the accounting restatement. The Clawback Policy applies to incentive compensation received on or after October 2, 2023.
In addition, the Company’s 2020 Annual Cash Incentive Plan and its Howmet Aerospace Stock Incentive Plan, as Amended and Restated (collectively, the “Plans”) each contains clawback, forfeiture and cancellation provisions as summarized below.
▪
The Plans each contains an “excess compensation clawback” feature that allows the Company, in the event of a financial restatement, to recover excess award compensation previously granted or paid to an employee during the preceding three fiscal years.

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Corporate Governance

▪
The Plans also provide that the Compensation and Benefits Committee has broad discretion to cancel and/or clawback incentive awards if an employee engages in certain specified conduct that is injurious to the Company, monetarily, reputationally or otherwise, including in the event that an employee violates an agreement in place with the Company; engages in fraudulent or willful conduct; or violates the Company’s Code of Conduct.

▪
Under the Plans, incentive awards are also subject to any recoupment requirement imposed under the Sarbanes-Oxley Act of 2002 or under other applicable laws, rules, regulations or stock exchange listing standards.

CODE OF CONDUCT AND CODE OF ETHICS
The Company’s Code of Conduct applies to the directors, officers and employees of the Company, as well as those of our controlled entities. The Code of Conduct provides that such individuals shall comply with all laws and regulations that are applicable to the Company’s activities, and all applicable Company policies and procedures. The Company’s Code of Conduct is our roadmap for leading with integrity, guiding how we work with one another, conduct business, build our partnerships, protect our assets and support our communities.
The Company also has a Code of Ethics applicable to the CEO, CFO and other Financial Professionals, including the principal accounting officer. Only the Audit Committee can amend or grant waivers from the provisions of the Company’s Code of Ethics, and any such amendments or waivers will be posted promptly at www.howmet.com. To date, no such amendments have been made or waivers granted.
OUR CORPORATE GOVERNANCE DOCUMENTS
The Company’s corporate governance documents are available on our website at www.howmet.com under “Investors—Corporate Governance—Governance and Policies”, including the Company’s Certificate of Incorporation; Bylaws; all Committee Charters; Board Confidentiality Policy; Corporate Governance Guidelines; Director Independence Standards; Anti-Corruption Policy; Code of Conduct; Code of Ethics for the CEO, CFO and Other Financial Professionals; Human Rights Policy; Insider Trading Policy; and Related Person Transaction Approval Policy.
The Company’s 2024 ESG Report will be available on our website at www.howmet.com/esg-report once it is published.
Copies of these documents are available in print form by writing to Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
Information on our website, including the Company’s ESG Report or sections thereof, is not, and will not be deemed to be, a part of this proxy statement or incorporated into any of our other filings with the SEC.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   37

Stock Ownership Information
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information about each person or entity known to us to be the beneficial owner of more than five percent of Howmet Aerospace common stock, based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)	Percent of Class(1)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	Common Stock	45,247,674(2)	11.2%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	Common Stock	42,223,835(3)	10.4%

(1)
Based on 404,463,735 shares outstanding on March 31, 2025.

(2)
In a Schedule 13G amendment dated February 13, 2024, The Vanguard Group, an investment adviser, reported that, as of December 29, 2023, it had shared power to vote or direct the vote of 556,648 shares, sole power to dispose or direct the disposition of 43,577,507 shares, and shared power to dispose or direct the disposition of 1,670,167 shares.

(3)
In a Schedule 13G amendment dated May 7, 2024, BlackRock, Inc., a parent holding company, reported that, as of April 30, 202 4, it had sole power to vote or direct the vote of 38,286,870 shares, sole power to dispose or direct the disposition of 42,223,835 shares, and no shared voting or dispositive power.

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Stock Ownership Information—Stock Ownership of Directors and Executive Officers

Stock Ownership of Directors and Executive Officers
The following table shows the ownership of Howmet Aerospace common stock (“Common Stock”), deferred share units, and deferred restricted share units, as of March 31, 2025, by each director, each of the named executive officers, and all directors and executive officers (serving as of March 31, 2025) as a group.
Each Howmet Aerospace deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement. Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board.
Deferred share units provide holders with the same economic interest as if they own Common Stock. Upon a holder’s separation from the Company, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Beneficially Owned	Deferred Restricted Share Units(2)	Deferred Share Units(3)	Total
Directors
James F. Albaugh	10,000	*	47,681	—	57,681
Amy E. Alving	4,591	*	51,468	—	56,059
Sharon R. Barner	—	*	14,821	—	14,821
Joseph S. Cantie	40	*	41,215	—	41,255
Robert F. Leduc	—	*	33,926	—	33,926
David J. Miller	—	*	51,564	—	51,564
Jody G. Miller	—	*	28,067	—	28,067
Ulrich R. Schmidt	5,333(4)	*	51,467	4,254	61,054
Gunner S. Smith	—	*	4,083	—	4,083
Named Executive Officers
John C. Plant(5)	3,616,585(6)	*	34,406	4,481	3,655,472
Kenneth J. Giacobbe	180,194	*	—	—	180,194
Neil E. Marchuk	117,662	*	—	—	117,662
Lola F. Lin	73,986	*	—	—	73,986
Michael N. Chanatry	185,157	*	—	884	186,041
All Directors and Executive Officers as a Group (15 individuals)	4,215,833	1.04%	358,698	9,619	4,584,150

*
Less than 1%.

(1)
This column shows beneficial ownership of Common Stock as calculated under SEC rules. Unless otherwise noted, each director and named executive officer has sole voting and investment power over the shares of Common Stock reported. None of the shares are subject to pledge. This column includes shares held of record, shares held by a bank, broker or nominee for the person’s account, shares held through family trust arrangements, and for executive officers, share equivalent units held in the Howmet Aerospace Retirement Savings Plan which confer voting rights through the plan trustee with respect to shares of Howmet Aerospace common stock.

This column also includes shares of Common Stock that may be acquired upon the vesting of restricted share units and earned performance-based restricted stock units, in each case that have vesting dates that are within 60 days after March 31, 2025; as well as shares of Common Stock under employee stock options that are exercisable as of March 31, 2025, as follows:
▪
Mr. Giacobbe: 69,838 shares

▪
Mr. Marchuk: 74,205 shares

▪
Ms. Lin: 48,016 shares

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   39

Stock Ownership Information—Section 16(A) Beneficial Ownership Reporting Compliance

▪
Mr. Chanatry: 55,211 shares

▪
All directors and executive officers as a group: 252,408 shares

For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or persons but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)
This column lists deferred restricted share units issued to directors under the Howmet Aerospace Stock Incentive Plan, as Amended and Restated. Each deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement. The annual deferred restricted share units to directors vest on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting provisions apply in the event of a director’s termination of service for any other reason). Deferred restricted share units granted in lieu of cash compensation pursuant to a director’s deferral election are fully vested at grant. Deferred restricted share units are paid/settled either in a lump sum or installments, as elected by the director, upon retirement from the Board.

(3)
This column lists (i) for executive officers, deferred share equivalent units held under the Howmet Aerospace Deferred Compensation Plan, and (ii) for directors, deferred share equivalent units held under the Amended and Restated Deferred Fee Plan for Directors. Each deferred share equivalent unit tracks the economic performance of one share of Howmet Aerospace common stock and is fully vested upon grant, but does not have voting rights.

(4)
Includes 5,333 shares that are held in a trust of which Mr. Schmidt is the trustee and grantor, and the beneficiary is his spouse.

(5)
Mr. Plant also serves as a director of the Company.

(6)
Includes 1,587,730 shares that are held in trusts of which Mr. Plant is the trustee and grantor, and the beneficiaries are himself or his children.

Section 16(A) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities with the SEC within specified periods. Due to the complexity of the reporting rules, the Company undertakes to file such reports on behalf of its directors and executive officers and has instituted procedures to assist them with these obligations.
Delinquent Section 16(a) Reports
Based solely on a review of filings with the SEC and written representations from the Company’s directors and executive officers, the Company believes that all such reports that were required to be filed under Section 16(a) during 2024 for all of its directors and executive officers were timely filed other than a Form 4 filing for Michael N. Chanatry relating to acquiring phantom stock units under the Howmet Aerospace Deferred Compensation Plan, which was filed one day late due to an inadvertent administrative error.

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Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm
Under its written charter, the Audit Committee of the Board of Directors has sole authority and is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of the independent registered public accounting firm retained to audit the Company’s financial statements.
The Audit Committee annually evaluates the qualifications, performance and independence of the Company’s independent auditors. Based on its evaluation, the Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025. PricewaterhouseCoopers LLP or its predecessor firms have served continuously as the Company’s independent auditors since 1950. The Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
The Audit Committee is responsible for the approval of the engagement fees and terms associated with the retention of PricewaterhouseCoopers LLP. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee is involved in the selection and evaluation of the lead audit partner and considers whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent registered public accounting firm.
Although the Company’s Bylaws do not require that we seek shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee may in its discretion select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
Representatives of PricewaterhouseCoopers LLP are expected to be present on the live webcast of the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.
The Board of Directors unanimously recommends a vote FOR Item 2, to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   41

Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm—Report of the Audit Committee

Report of the Audit Committee
In accordance with its written charter, the Audit Committee of the Board of Directors is responsible for assisting the Board to fulfill its oversight of:
▪
the integrity of the Company’s financial statements and internal controls;

▪
the Company’s compliance with legal and regulatory requirements;

▪
the independent auditors’ qualifications and independence; and

▪
the performance of the Company’s internal audit function and independent auditors.

It is the responsibility of the Company’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of the Company’s financial and operating internal control systems.
PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2024 (the “independent auditors”), is responsible for performing independent audits of the Company’s consolidated financial statements and internal control over financial reporting and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America (GAAP) and on the effectiveness of the Company’s internal control over financial reporting. The independent auditors also review the Company’s interim financial statements in accordance with applicable auditing standards.
In evaluating the independence of PricewaterhouseCoopers LLP, the Audit Committee has:
(i)
received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the audit firm’s communications with the Audit Committee concerning independence;

(ii)
discussed with PricewaterhouseCoopers LLP the firm’s independence from the Company and management; and

(iii)
considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the auditor’s independence. In addition, the Audit Committee has assured that the lead audit partner is rotated at least every five years in accordance with Securities and Exchange Commission (SEC) and PCAOB requirements, and considered whether there should be a regular rotation of the audit firm itself in order to assure the continuing independence of the outside auditors. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the Company and its management.

The Audit Committee has reviewed with the independent auditors and the Company’s internal auditors the overall scope and specific plans for their respective audits, and the Audit Committee regularly monitored the progress of both in assessing the Company’s compliance with internal and disclosure controls over financial reporting, including their findings, required resources and progress to date.
At every regular meeting, the Audit Committee meets separately, and without management present, with the independent auditors and the Company’s chief internal audit executive to review the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee also meets separately at its regular meetings with the Chief Financial Officer and the Chief Legal and Compliance Officer.
The Audit Committee has met and discussed with management and the independent auditors the fair and complete presentation of the Company’s financial statements. The Audit Committee has also discussed and reviewed with the independent auditors all communications required by applicable requirements of the PCAOB and the SEC. The Audit Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the independent auditors.

42   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm—Audit and Non-Audit Fees

Relying on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved, inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC. In addition, the Audit Committee has approved, subject to shareholder ratification, the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025.
THE AUDIT COMMITTEE

ULRICH R. SCHMIDT, Chair	JOSEPH S. CANTIE	ROBERT F. LEDUC	GUNNER S. SMITH
April 16, 2025
Audit and Non-Audit Fees
The following table shows fees incurred for professional services rendered by PricewaterhouseCoopers LLP (PwC) for the past two fiscal years ended December 31 (in millions):
	Fiscal Year
Fees for Services Provided	2024	2023
Audit fees(1)	$7.3	$7.0
Audit-related fees(2)	$0.1	$0.1
Tax fees(3)	$0.3	$0.1
All other fees(4)	$0.0	$0.0
Total	$7.7	$7.2

(1)
Audit fees are comprised of the base audit fee (including statutory audit fees), effects of foreign currency exchange rates on the base audit fee, and scope adjustments to the base audit requirements.

(2)
Audit-related fees include agreed-upon or expanded audit procedures for accounting or regulatory requirements.

(3)
Tax fees include U.S. federal, state and local tax support, international tax support, and review and preparation of tax returns.

(4)
All other fees include subscriptions for online resources available from PwC.

The Audit Committee has adopted policies and procedures for pre-approval of audit, audit-related, tax and other services, and for pre-approval of fee levels for such services.

See “Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services” on page A-1. All services set forth in the table above were approved by the Audit Committee before being rendered.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   43

Item 3—Advisory Approval of Executive Compensation
As required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, the Board of Directors is asking you to approve, on an advisory basis, the Company’s executive compensation programs and policies and the resulting 2024 compensation of the individuals listed in the “2024 Summary Compensation Table” (our “named executive officers” or “NEOs”), as described in this proxy statement.
Because the vote is advisory, the result will not be binding on the Compensation and Benefits Committee and it will not affect, limit or augment any existing compensation or awards. The Compensation and Benefits Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.
The Board has determined that the advisory vote on executive compensation will be submitted to shareholders on an annual basis, at least until the next required advisory vote on the frequency of shareholder votes in 2029. The next advisory vote on executive compensation will occur at the 2026 Annual Meeting of Shareholders.
We believe you should read the Compensation Discussion and Analysis and the compensation tables in determining whether to approve this proposal.
The Board of Directors recommends approval of the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, is hereby APPROVED.
The Board of Directors unanimously recommends a vote FOR Item 3, to approve, on an advisory basis, the compensation of the Company’s named executive officers, as stated in the above resolution.
COMPENSATION COMMITTEE REPORT
The Compensation and Benefits Committee has:
1.
reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement; and

2.
based on the review and discussions referred to in paragraph (1) above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement relating to the 2025 Annual Meeting of Shareholders.

THE COMPENSATION AND BENEFITS COMMITTEE

JAMES F. ALBAUGH, Chair	DAVID J. MILLER	JODY G. MILLER
April 16, 2025

44   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) includes the compensation and benefits of our named executive officers (NEOs) with respect to fiscal year 2024 and the related decisions made by the Compensation and Benefits Committee (the “Compensation Committee”). For 2024, our NEOs are:
Name	Position
John C. Plant	Executive Chairman and Chief Executive Officer
Kenneth J. Giacobbe	Executive Vice President and Chief Financial Officer
Neil E. Marchuk	Executive Vice President and Chief Human Resources Officer
Lola F. Lin	Executive Vice President, Chief Legal and Compliance Officer and Secretary
Michael N. Chanatry	Vice President and Chief Commercial Officer
In this CD&A, we will highlight:
1.
The Company’s 2024 performance

2.
Shareholder feedback received in 2024

3.
The Company’s compensation philosophy and design

4.
2024 incentive plan results

5.
Individual compensation decisions for the CEO and other NEOs

CD&A CONTENTS
46	SUMMARY OF KEY 2024 INPUTS AND DECISIONS
46	Our Business and 2024 Company Performance
47	Shareholder Feedback
48	COMPENSATION PHILOSOPHY AND DESIGN
49	Key Compensation Practices
50	Executive Compensation Design Relies on a Diversified Mix of Pay Elements and Targets the Market Median
54	2024 ANNUAL CASH INCENTIVE COMPENSATION PLAN DESIGN, TARGETS AND RESULTS
55	2024 LONG-TERM INCENTIVES
57	2024 INDIVIDUAL COMPENSATION ARRANGEMENTS AND PERFORMANCE-BASED PAY DECISIONS

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   45

Executive Compensation—Compensation Discussion and Analysis

Summary of Key 2024 Inputs and Decisions

Our Business and 2024 Company Performance

Howmet Aerospace is a leading global provider of advanced engineered solutions for the aerospace and transportation industries. The Company’s primary businesses focus on jet engine components, aerospace fastening systems, and airframe structural components necessary for mission-critical performance and efficiency in aerospace and defense applications, as well as forged aluminum wheels for commercial transportation.
The Company has four reportable segments, which are organized by product on a worldwide basis:
▪
Engine Products;

▪
Fastening Systems;

▪
Engineered Structures; and

▪
Forged Wheels.

We refer to these segments in this CD&A as our “business groups.”
The Howmet Aerospace team drove very strong results in 2024, including with respect to revenue, net income, adjusted EBITDA excluding special items, adjusted earnings per share excluding special items, cash from operations and free cash flow. In 2024, the Company generated $1,298 million cash from operations and $977 million of free cash flow; $1,026 million of cash used for financing activities; and $316 million of cash used for investing activities. In 2024, the Company reduced debt by $365 million, repurchased $500 million for common stock, and paid $109 million in dividends, In the first quarter of 2025, the quarterly dividend on the Company’s common stock was increased by 25% to $0.10 per share.
FULL YEAR 2024 HIGHLIGHTS
$7.4B	Revenue +12% year over year (“YoY”)
$1.2B	Net Income $2.81 earnings per share vs. $1.83 in 2023
$1.1B	Net Income excluding special items $2.69 adjusted earnings per share excluding special items vs. $1.84 in 2023
$1.9B	Adjusted EBITDA excluding special items +27% YoY
$977M	Free Cash Flow +43% YoY

TOTAL REVENUE	GLOBAL PROFILE
$7.4 Billion	23,930	57	22
FISCAL YEAR 2024	EMPLOYEES	LOCATIONS	COUNTRIES
REVENUE BY MARKET
52%	16%	17%	15%
COMMERCIAL AEROSPACE	DEFENSE AEROSPACE	COMMERCIAL TRANSPORTATION	INDUSTRIAL AND OTHER
The Company continued its focus on liquidity and cash flows as well as improving its operating performance through profitable revenue, efficient operations, and margin enhancement. The Company also continued its intensified focus on capital efficiency.

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Executive Compensation—Compensation Discussion and Analysis

FULL YEAR 2024 HIGHLIGHTS
▪
Total Shareholder Return for 2024 was 103% and the Company has outperformed the S&P Aerospace & Defense Index consistently over the last 5 years (see page 71).

▪
Revenue of $7.4 billion in 2024, up 12% year over year, primarily driven by commercial aerospace, up 20% year over year. Revenue was $6.6 billion in 2023 and $5.7 billion in 2022.

▪
Net Income of $1.2 billion, or $2.81 per share, in 2024, as compared to $765 million, or $1.83 per share, in 2023, and $469 million, or $1.11 per share, in 2022. Net income in 2024 included approximately $48 million in net benefit from special items. Net Income excluding special items was $1.1 billion, or $2.69 per share, in 2024, as compared to $766 million, or $1.84 per share, in 2023, and $593 million, or $1.40 per share, in 2022.

▪
Operating Income of $1.6 billion in 2024, up 36% year over year. Operating income was $1.2 billion in 2023 and $919 million in 2022. Operating income margin was 22.0% in 2024, as compared to 18.1% in 2023 and 16.2% in 2022.

▪
Adjusted EBITDA excluding special items of $1.9 billion in 2024, up 27% year over year. The year-over-year increase was driven by growth in the commercial aerospace and defense aerospace markets. Adjusted EBITDA excluding special items was $1.5 billion in 2023 and $1.3 billion in 2022. Adjusted EBITDA Margin excluding special items was 25.8% in 2024, as compared to 22.7% in 2023 and 22.5% in 2022.

▪
$1.3 billion cash from operations; $1.0 billion of cash used for financing activities; $316 million of cash used for investing activities; and Free Cash Flow of $977 million in 2024.

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

Shareholder Feedback
The Company solicits feedback from shareholders on a regular basis throughout the year. Shareholder engagement offers us an opportunity to obtain shareholders’ comments and insights, including those related to their policies and views on executive compensation, corporate governance, and environmental and social matters. Our engagement program is designed to address shareholder questions and concerns, provide perspective on Company policies and practices, seek shareholder input, and incorporate feedback, as appropriate. The regular dialogue with our shareholders informs our Board meeting agendas and contributes to governance and disclosure enhancements that help us address the issues our shareholders tell us matter most to them.
Spring 2024		Fall 2024
74% Contacted 35% Engaged	Reached out to our top ~50 shareholders who own approximately 74% of our common shares and engaged with those owning approximately 35%.	74% Contacted 40% Engaged	Reached out to our top ~50 shareholders who own approximately 74% of our common shares and engaged with those owning approximately 40%.

We engaged with our shareholders through conversations as well as correspondence in which shareholders provided feedback, comments or indications that they did not have any concerns requiring discussion.
Company participants in each of the spring and fall discussions included Neil E. Marchuk—Executive Vice President (EVP) and Chief Human Resources Officer, Lola F. Lin—EVP, Chief Legal and Compliance Officer and Secretary, and other members of management in functions representing relevant subject areas, including compensation and benefits, environmental, health and safety, corporate governance, and investor relations. For a detailed description of the Company’s year-round outreach, see the “Corporate Governance—Shareholder Engagement” section.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   47

Executive Compensation—Compensation Discussion and Analysis

In our spring and fall 2024 shareholder outreach, shareholders were interested in discussing mostly non-compensation-related items, including regarding the Company’s approach and progression toward environmental goals relating to which the Company provided information and details that are also covered in our Environmental, Social and Governance Report.
With respect to compensation topics, shareholders with whom we spoke viewed our compensation practices and plans favorably, as evidenced by the Company’s Say-On-Pay ballot items in 2024 and 2023 receiving shareholders’ approval of 97.8% and 97.5%, respectively.
A few shareholders asked about the rotation of the Compensation Committee members. We advised them that in May 2024, as part of its annual review of Board Committee assignments, the Board refreshed the membership of its committees, including that of the Compensation Committee. See the “Corporate Governance” section for more information.
Compensation Philosophy and Design

The Company’s executive compensation philosophy to provide pay for performance and shareholder alignment underlies our compensation structure, which is designed based on four guiding principles:

1.
Make equity long-term incentive (LTI) compensation the most significant portion of total compensation for senior executives, and choose metrics, including relative total shareholder return, that are aligned with long-term company success, thereby increasing alignment between our executives’ incentives and shareholder value.

2. Choose annual incentive compensation (IC) metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance.	3. Set incentive targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.
4.
Target the market median for our executive compensation packages, while providing the opportunity to earn above-market pay for strong performance, and allowing for the flexibility to provide additional compensation for retention purposes as it relates to special circumstances or unique leadership talent and the need to ensure continued Company success.

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Executive Compensation—Compensation Discussion and Analysis

Key Compensation Practices
We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our leadership team with the interests of our shareholders. Below is a summary of our best practices in 2024.
What We Do

PAY FOR PERFORMANCE

We link compensation to measured performance in key areas. The Company’s strategic priorities are reflected in its metrics at the corporate, business group and individual levels.
ROBUST STOCK OWNERSHIP GUIDELINES

Officers and directors are subject to stock ownership guidelines to align their interests with shareholder interests.
DOUBLE-TRIGGER CHANGE-IN-CONTROL PROVISIONS

Equity awards for NEOs require a “double-trigger” of both a change-in-control and termination of employment for vesting acceleration benefits to apply.
ACTIVE ENGAGEMENT WITH SHAREHOLDERS

We engage with shareholders throughout the year to obtain insights that guide our executive compensation programs.

INDEPENDENT COMPENSATION CONSULTANT

The Compensation Committee retains a compensation consultant, who is independent and without conflicts of interest with the Company.
CONSERVATIVE RISK PROFILE

We use a balance of different performance metrics in our annual and long-term incentive compensation plans to avoid overemphasizing any one performance measure and exposing the Company to undue risk.
CLAWBACK POLICY

Both our annual cash incentive compensation plan and our stock incentive plan contain “clawback” and forfeiture provisions providing for reimbursement or cancellation of incentive compensation from employees in certain circumstances. In 2023, the Company also adopted a new executive officer clawback policy in accordance with SEC rules and NYSE listing standards.

What We Don’t Do

NO GUARANTEED BONUSES

Our annual incentive compensation plan is performance-based and does not include any minimum payment levels.
NO PARACHUTE TAX GROSS-UPS

Our Change in Control Severance Plan provides that no excise or other tax gross-ups will be paid.
NO SHORT SALES, DERIVATIVE TRANSACTIONS OR
HEDGING

We do not allow short sales or derivative or speculative transactions in, or hedging of, Company securities by our directors, officers or employees. Directors and certain officers are also prohibited from pledging Company securities as collateral.
NO DIVIDENDS ON UNVESTED EQUITY AWARDS

We do not pay dividends on unvested equity awards but accrue dividend equivalents that only vest when and if the award vests.

NO SHARE RECYCLING OR OPTION REPRICING

Our equity plan prohibits share recycling, the adding back of shares tendered in payment of the exercise price of a stock option award or withheld to pay taxes and repricing underwater stock options.
NO SIGNIFICANT PERQUISITES

We do not provide any significant perquisites to our NEOs.
NO CASH SEVERANCE OVER 2.99 TIMES BASE SALARY AND TARGET BONUS

The Company has adopted a severance compensation policy requiring shareholder approval of any agreements or plans that would pay cash severance in excess of 2.99 times base salary and target bonus.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   49

Executive Compensation—Compensation Discussion and Analysis

Executive Compensation Design Relies on a Diversified Mix of Pay Elements and Targets the Market Median
The compensation design for each of our NEOs consists of the following elements:
		Compensation Element	Guiding Principle	Design/Structure
◀ FIXED ▶	Short- Term	BASE SALARY	▪ Target the market median	▪ Target the market median
◀ VARIABLE ▶		ANNUAL INCENTIVE COMPENSATION
▪
Choose annual IC weighted metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance

▪
Set annual IC targets that challenge management to achieve continuous improvement in performance as part of an overall strategy to deliver long-term growth

▪
Take into account individual performance that may include non-financial goals contributing to the success of the Company

▪
NEO annual incentives are paid in cash and determined through a two-step performance measurement process:

1.
Performance against financial and strategic goals is used to determine the payout level and fund the incentive pool

2.
Individual NEO performance is assessed, and an individual multiplier is applied to the funded payout results, thus allocating the incentive pool across the eligible population

	Long- Term	LONG-TERM INCENTIVE COMPENSATION
▪
Make LTI equity the most significant portion of total compensation for senior executives and managers

▪
Set equity target grant levels in line with industry peers that are competitive to attract, retain and motivate executives and factor in individual performance and future potential for long-term retention

▪
NEO long-term incentives are granted as 40% time-vested restricted share units (RSUs) and 60% performance restricted share units (PRSUs)

▪
Financial metrics used are aligned with driving long-term stock price performance and are typically measured over three years, except as discussed below

▪
A standalone relative TSR metric, or a relative TSR multiplier prior to 2023, is used to further reinforce shareholder alignment

COMPENSATION LEVELS
Base salaries and target incentive compensation levels are designed to attract, motivate, reward and retain executive talent, as well as to align pay with performance. At the beginning of each fiscal year, the Compensation Committee determines each continuing NEO’s targeted compensation (salary, target annual incentive compensation, and target long-term incentive compensation), taking into consideration alignment to market data of industry peers. The Compensation Committee generally sets target total direct compensation at median of market to provide competitive pay, unless a particular executive merits a different market position, such as due to experience or a unique set of skills like our CEO.

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Executive Compensation—Compensation Discussion and Analysis

2024 MARKET COMPARATOR GROUPS
To help guide compensation decisions, the Company uses two market comparator groups. The data from each of these comparator groups described below is considered in establishing compensation programs, policies, pay levels and targets, and to ensure that the Company provides appropriate compensation to attract, retain and motivate employees.
1.
PROXY PEER GROUP: A peer group of 18 companies from which we collect proxy data, which helps inform and determine compensation levels and target setting for the CEO, CFO and other named executive officers for whom data is available. This peer group is also used to help determine appropriate short and long-term incentive metrics. The Compensation Committee reviewed the Proxy Peer Group in 2024 and decided to make the changes reflected in the table below, due to corporate transactions anticipated at certain companies (such as an M&A transaction that would render a company a subsidiary of another) and to better align the peer group on key financial metrics including:

▪
revenue;

▪
market capitalization;

▪
EBITDA; and

▪
EBITDA margin.

Companies Removed from Peer Group	Companies Added to Peer Group
BorgWarner Inc.	Emerson Electric Co.
Dana Incorporated	Hubbell Incorporated
Fortive Corporation	Ingersoll Rand Inc.
Spirit AeroSystems Holdings, Inc.	Keysight Technologies, Inc.
The Timken Company	Otis Worldwide Corporation
See “Attachment B—Howmet Aerospace Inc. Peer Group Companies.”

2.
WILLIS TOWERS WATSON CUSTOM SURVEY COMPARATOR GROUP: We also use a comparator group of companies heavily weighted towards industrials with revenues between $3 billion and $15 billion. These companies participated in the Willis Towers Watson Executive Compensation Survey. This comparator group is used as a supplement to proxy data and to benchmark roles for which proxy data is not available.

USE OF INDEPENDENT COMPENSATION CONSULTANT
The Compensation Committee has authority under its charter to retain its own advisors, including compensation consultants. In 2024 the Compensation Committee directly retained Compensation Advisory Partners LLC (“CAP LLC”), which is independent and without conflicts of interest with the Company. See “Corporate Governance—Compensation Consultants”. CAP LLC provided market perspective, as requested by the Compensation Committee, on the form of Mr. Plant’s compensation arrangement, the form of certain executive compensation components, including, among other things, executive compensation best practices, insights concerning Securities and Exchange Commission (SEC) and say-on-pay policies, analysis and review of the Company’s compensation plans for executives, and the composition of the Proxy Peer Group (as discussed above). CAP LLC also provided advice on the CD&A in this proxy statement. We use comparative compensation data from the proxy statements of the peer group companies and survey data from Willis Towers Watson to help evaluate whether our compensation programs are competitive with the market. The latter is not customized based on parameters developed by Willis Towers Watson. Willis Towers Watson does not provide any advice or recommendations to the Compensation Committee on the amount or form of executive or director compensation.
USE OF TALLY SHEETS
In making annual compensation decisions, the Compensation Committee also reviews tally sheets that summarize various elements of historic and current compensation for each NEO. This information includes compensation opportunity, actual compensation realized, and wealth accumulation. We have found that the tally sheets synthesize the various components of our compensation programs, which helps us in making pay decisions.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   51

Executive Compensation—Compensation Discussion and Analysis

CONSERVATIVE COMPENSATION RISK PROFILE
We evaluate the risk profile of our compensation programs when establishing policies and approving plan design. These evaluations have noted numerous factors that effectively manage or mitigate compensation risk, including the following:
▪
A balance of corporate and business group weighting in incentive compensation programs;

▪
A balanced mix between short-term and long-term incentives;

▪
Caps on incentives;

▪
Use of a balance of different performance measures in the annual cash and long-term incentive compensation plans to avoid overemphasizing any one performance measure;

▪
Discretion retained by the Compensation Committee to adjust awards;

▪
Stock ownership guidelines requiring holding substantial equity in the Company until retirement;

▪
Clawback policies applicable to all forms of incentive compensation; and

▪
Anti-hedging provisions in the Company’s Insider Trading Policy.

In addition:
▪
no business group has a compensation structure significantly different from that of the other groups or that deviates significantly from the Company’s overall risk and reward structure;

▪
the Company has a conservative leverage policy; and

▪
compensation incentives are not based on the results of speculative trading.

As a result of these evaluations, we have determined that it is not reasonably likely that risks arising from our compensation and benefit plans would have a material adverse effect on the Company.
CLAWBACK POLICY AND FORFEITURE PROVISIONS
In accordance with SEC requirements and NYSE listing standards, the Company adopted an Executive Officer Incentive Compensation Recovery Policy (the “Clawback Policy”) in 2023 that provides for the recovery of the amount of incentive compensation erroneously awarded to a current or former “Section 16 officer” of the Company, as defined in Rule 16a-1(f) under the Exchange Act (a “Covered Officer”), during the prior three fiscal years if the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. Subject to limited exceptions, the amount subject to recovery equals the excess that the Covered Officer received over the amount that would have been paid to the Covered Officer after taking into account the accounting restatement. The Clawback Policy applies to incentive compensation received on or after October 2, 2023.
In addition, the Company’s Annual Cash Incentive Plan and Stock Incentive Plan each also contains an “excess compensation clawback” feature that allows the Company, in the event of a financial restatement, to recover excess award compensation from any employee. The plans also provide that the Compensation Committee has broad discretion to claw back or cancel incentive awards if an employee engages in certain specified conduct that is injurious to the Company, monetarily, reputationally or otherwise. For more information, see “Corporate Governance—Recovery of Incentive Compensation.”
COMPLIANCE WITH STOCK OWNERSHIP GUIDELINES
Our stock ownership requirements further align the interests of management with those of our shareholders by requiring executives to hold substantial equity in the Company until retirement. Our stock ownership guidelines require that, at a minimum, Mr. Plant retain equity equal in value to six times his base salary; Mr. Giacobbe, Mr. Marchuk and Ms. Lin each retain equity equal in value to three times base salary; and Mr. Chanatry retain equity equal in value to one and a half times his base salary.

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Executive Compensation—Compensation Discussion and Analysis

All of our NEOs have met their stock ownership requirements. Unlike many of our peers, we do not count any unvested or unexercised options, restricted share units, performance-based restricted share units or stock appreciation rights towards compliance. Our guidelines reinforce management’s focus on long-term shareholder value and commitment to the Company. Until the stock ownership requirements are met, each executive is required to retain until retirement 50% of shares acquired upon vesting of restricted share units (including performance-based restricted shares units) or upon exercise of stock options, after deducting shares used to pay for the option exercise price and taxes.
NO SHORT SALES, DERIVATIVE OR SPECULATIVE TRANSACTIONS, HEDGING, OR PLEDGING OF COMPANY SECURITIES
Short sales of Company securities (a sale of securities which are not then owned) and derivative or speculative transactions in Company securities by our directors, officers and employees are prohibited. No director, officer or employee or any designee of such director, officer or employee is permitted to purchase or use financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities. Directors and officers subject to Section 16 of the Exchange Act are prohibited from holding Company securities in margin accounts or pledging Company securities as collateral.
LIMITATION ON SEVERANCE PAYMENTS
The Company’s Severance Compensation Policy obligates the Board to seek shareholder approval before the Company enters into or amends any employment agreement, severance agreement or similar arrangement with any executive officer, or establishes any new severance plan or policy covering executive officers, that would provide for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary plus target annual bonus. The policy includes the following specific features: (i) it allows certain exclusions to the types of compensation subject to the policy, such as payments of salary or bonus amounts that had accrued at the time of termination, and (ii) it applies to executive officers who are subject to reporting requirements under Section 16 of the Exchange Act. The Compensation Committee believes that this policy carefully balances the interests of shareholders with the Company’s need to remain competitive in the market for talent. The policy is available on our website.
EQUITY AWARD GRANT PRACTICES
The Compensation Committee’s general practice is to approve annual equity awards in the early part of each year following the completion of its annual executive compensation review and the determination of performance goals and target compensation for our NEOs. On occasion, equity awards are granted outside of our annual grant cycle for new hires, promotions, recognition, retention, or other purposes. The Compensation Committee does not take into account material non-public information when determining the timing or terms of equity awards, nor does the Company time disclosure of material non-public information for the purpose of impacting the value of executive compensation. In 2024, we did not grant stock options, stock appreciation rights, or similar option-like awards to our NEOs.
TAX DEDUCTIBILITY AND OUR INCENTIVE COMPENSATION PLANS
Under Section 162(m) of the Internal Revenue Code, only the first $1 million in annual compensation paid to our named executive officers generally is deductible for federal income tax purposes. While the Compensation Committee considers tax deductibility as one of several relevant factors in determining executive compensation, it retains the flexibility to approve compensation that is not deductible by the Company in order to maintain a compensation program that is consistent with our executive compensation philosophy described above.

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Executive Compensation—Compensation Discussion and Analysis

2024 Annual Cash Incentive Compensation Plan Design, Targets and Results

Each of the NEOs participated in our corporate annual incentive compensation (IC) plan for 2024.
In setting the annual IC targets for 2024, the Compensation Committee considered market conditions, the business forecast for the year, and the prior year’s targets and results.
▪
For Free Cash Flow, the 2024 target range was set at $680M-$735M. The midpoint of the target range reflects an increase over the 2023 Free Cash Flow result of $682M.

▪
For Adjusted EBITDA excluding special items, the 2024 target range was set at $1,550M-$1,650M. This target range reflects an increase over the 2023 result of $1,508M.

For 2024, the Corporate IC plan payout was at 200%, as 2024 Free Cash Flow and Adjusted EBITDA excluding special items were both greater than the maximum, and the Compensation Committee awarded the maximum payout for the achievement of strategic goals. The Compensation Committee felt the result was a fair representation of the performance of the Company in 2024 given the strong year-over-year financial performance, the fact that the Company exceeded the high end of its external guidance on all key financial metrics in 2024, and the continued strong stock price performance.
		Payout Level
Measure	Weight	Minimum (payout = 0%)	Target (payout = 100%)	Maximum (payout = 200%)	Result	Weighted Payout
Free Cash Flow	40%	$600M	$680M-$735M	$770M	$977M	80%
Adjusted EBITDA excluding special items	40%	$1,450M	$1,550M-$1,650M	$1,740M	$1,914M	80%
Achievement of Strategic Goals	20%				Described Below	40%
					Result:	200%

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

To assess the achievement of strategic goals in 2024, the Compensation Committee considered a matrix of results across a number of different functions, including Treasury, Tax, Investor Relations, Shared Services, Legal, Human Resources and Environmental, Social, and Governance. Some key highlights of 2024 accomplishments include:
▪
Long-term debt reduced to approximately $3.3 billion and annual interest expense reduced to $182 million.

▪
Tax rate reduced 170 basis points with 10 consecutive quarters of tax rate reduction

▪
Sell-side analyst coverage increased from 19 to 23 analysts in 2024

▪
Conducted 285 senior management investor touchpoints in 2024 with a successful plant tour of our Whitehall, Michigan facility, with 15 large investors attending

▪
Continued progression toward achievement of the Department of Defense’s Cybersecurity Maturity Model Certification and improved cybersecurity risk score

▪
Multiple union contracts negotiated without business disruption

▪
Decreased employee turnover rate from 2021 to 2024

▪
Increased US employment applications by over 30,000 from 2023

▪
Improved year-over-year results and met targets for safety, fire loss and prevention

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Executive Compensation—Compensation Discussion and Analysis

▪
Achieved 2022-2024 goals for absolute greenhouse gas reduction and water intensity improvement

For more information on the Company’s ESG approach, please see the “Environmental and Social Responsibility” and the “Corporate Governance” sections.
2024 Long-Term Incentives

Each of the NEOs received a long-term incentive award in 2024 consisting of 40% time-vested RSUs and 60% PRSUs. There are currently three tranches of PRSUs outstanding:
▪
Performance for the PRSUs for the outstanding 2022 grants is measured over three 1-year performance periods, with a relative TSR multiplier measured over a 3-year performance period.

▪
Beginning with the PRSUs granted in February 2023, the Compensation Committee approved a return to a 3-year performance period (vs. three 1-year periods) as markets continued to stabilize. Both the 2023 and 2024 PRSU grants are structured this way.

2022 PRSU GRANT
▪
The 2022 PRSU grant used three 1-year performance periods that measured Adjusted EBITDA Margin excluding special items (2022 performance) or Adjusted EBITDA excluding special items (2023 and 2024 Performance) weighted at 60%, with Adjusted Earnings Per Share (EPS) excluding special items weighted at 40%.

▪
The relative TSR multiplier is measured over a 3-year period with a multiplier of up to +/-20% for the 2022 awards. Relative TSR is measured against a peer group of 19 Aerospace & Defense companies (the “PRSU Peer Group”). For a list of companies in the PRSU Peer Group, see “Attachment B—Howmet Aerospace Inc. Peer Group Companies”.

The final payout 2022 PRSUs is equal to:
(Year 1 Performance Result + Year 2 Performance Result + Year 3 Performance Result)	×	Relative TSR Multiplier
3
In setting the long-term incentive targets for 2024, the Compensation Committee considered market conditions, the business forecast for the year, and the prior year’s targets and results.
▪
For Adjusted EBITDA excluding special items, the 2024 target was set at $1,600M. This is an increase over the 2023 target of $1,326M and the 2023 result of $1,508M.

▪
For Adjusted EPS excluding special items, the 2024 target was set at $2.07 per share. This is an increase over the 2023 target of $1.55 per share and the 2023 result of $1.84 per share.

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Executive Compensation—Compensation Discussion and Analysis

For 2024, the performance result was at 200%, as both 2024 Adjusted EBITDA excluding special items and Adjusted EPS excluding special items exceeded the maximum. The following tables show the targets and performance for the PRSUs granted in 2022.
FINANCIAL METRIC PERFORMANCE TARGETS (THREE 1-YEAR PERIODS)
2022 Performance			2023 Performance			2024 Performance
2022 Grant Year 1			2022 Grant Year 2			2022 Grant Year 3
Adjusted EBITDA Margin excluding special items	Adjusted EPS excluding special items	Achievement	Adjusted EBITDA ($M) excluding special items	Adjusted EPS excluding special items	Achievement	Adjusted EBITDA ($M) excluding special items	Adjusted EPS excluding special items	Achievement
22.4%	$1.33	50%	$1,200	$1.40	50%	$1,450	$1.86	50%
22.8%	$1.40	100%	$1,326	$1.55	100%	$1,600	$2.07	100%
24.0%	$1.57	200%	$1,455	$1.71	200%	$1,749	$2.28	200%
Result: 22.5%	Result: $1.40	77.5%	Result: $1,508	Result: $1.84	200%	Result: $1,914	Result: $2.69	200%

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

3-YEAR RELATIVE TSR FOR THE 2022 PRSU AWARD:
At the completion of the performance period for the 2022 award, as defined below, the Company’s TSR was the highest in the PRSU Peer Group, which means the TSR Multiplier was 120%.
Percentile Rank vs. PRSU Peer Group	Multiplier	Definition
0-20th	80%
▪
TSR measured over 36 months with:

▫
Starting period = average closing price in December prior to start of the performance period

▫
Ending period = average trading price in December at the end of the performance period

▪
TSR result multiplied by payout for financial metrics capped at 200%

21st-40th	90%
41st-60th	100%
61st-80th	110%
81st-100th	120%
FINAL PAYOUT FOR THE 2022 PRSU AWARDS
Based on the performance as shown above, the final payout for the 2022 PRSU Awards is:
The awards vest on May 5, 2025.

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Executive Compensation—Compensation Discussion and Analysis

2023 & 2024 PRSU GRANTS
The 2023 and 2024 PRSU awards are based on the following metrics:
Description of Targets
Metric	2023 Award	2024 Award
Adjusted EBITDA excluding special items (1/3 Weight)	Three-year increase 2023 – 2025 over 2022 result of $1,276M	Three-year increase 2024 – 2026 over 2023 result of $1,508M
Adjusted EPS excluding special items (1/3 Weight)	Aggregate total over three-year period of 2023 – 2025	Aggregate total over three-year period of 2024 – 2026
Relative TSR (1/3 Weight)	The relative TSR over 2023 – 2025 measured against the PRSU Peer Group	The relative TSR over 2024 – 2026 measured against the PRSU Peer Group
The threshold, target, and maximum for each of the three metrics will be disclosed in the proxy statement at the conclusion of the performance period. The Company believes that these amounts are commercially sensitive and confidential information, and their disclosure prior to the end of a performance period could cause competitive harm or other adverse impact.
2024 Individual Compensation Arrangements and Performance-Based Pay Decisions

Chief Executive Officer—John C. Plant
In March 2024, Mr. Plant received an increase in his base salary from $1,600,000 to $1,800,000. This was the first increase to his base salary since he became CEO in 2020.
Mr. Plant was eligible for an annual IC award for the 2024 performance year, with a target award of 175% of his eligible earnings in 2024. The metrics and targets were as described above, and the award paid out as follows:
Base Salary	Annual Target as % of Salary	Plan Result	Individual Multiplier	Payment
$1,766,667	175%	200%	100%	$6,183,333
In February 2024, Mr. Plant received an annual equity award with a grant date value of $14,100,000. 60% of the award was granted as PRSUs and 40% of the award was granted as RSUs. The metrics for the PRSUs are as described above for the 2024 PRSU grants. As of December 31, 2024, this was Mr. Plant’s only outstanding equity award.
Other Named Executive Officers
The Compensation Committee uses its business judgment to determine the appropriate compensation targets and awards for the NEOs, and utilizes several assessment factors that may include:
▪
Market positioning based on peer group data

▪
Individual, Business Group, and Corporate performance

▪
Complexity and importance of the role and responsibilities

▪
Experience and unique skills

▪
Aggressiveness of targets

▪
Contributions that positively impact the Company’s future performance

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Executive Compensation—Compensation Discussion and Analysis

▪
Unanticipated events impacting business plan goals

▪
Retention of key individuals in a competitive talent market

▪
Leadership and growth potential

In 2024, the Compensation Committee made the following annual compensation decisions for the other NEOs:
Executive	Salary Increase Effective 3/1/2024	Annual Equity Award (Granted on 2/15/2024 as 60% PRSUs and 40% RSUs)	Annual IC Payout for 2024 Performance
			Annual Target as % of Salary	Plan Result	Individual Multiplier	Payment
Kenneth J. Giacobbe	4.6% to $680,000	$1,800,000	100%	200%	100%	$1,350,000
Neil E. Marchuk	4.4% to $705,000	$2,100,000	100%	200%	100%	$1,400,000
Lola F. Lin	4.3% to $610,000	$1,255,000	100%	200%	100%	$1,211,667
Michael N. Chanatry	4.5% to $575,000	$650,000	70%	200%	100%	$799,167
In addition, Mr. Marchuk and Mr. Chanatry received time-vested retention RSU awards in 2024 to retain them into 2026 and to allow additional time to ensure a smooth transition once they decide to retire. Retention awards are not generally a recurring component of the annual pay program, but are a tool to address extraordinary events or particular circumstances. The awards were as follows:
▪
Mr. Marchuk received a grant of 40,000 retention RSUs on October 21, 2024, with 12,000 RSUs vesting on December 31, 2025, and 28,000 RSUs vesting on December 31, 2026. The grant date value of the award was $4,252,800.

▪
Mr. Chanatry received a grant of 25,000 retention RSUs on April 15, 2024, that vests in full on February 15, 2026. The grant date value of the award was $1,587,250.

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Executive Compensation—Compensation Tables

Compensation Tables
2024 Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John C. Plant Executive Chairman and Chief Executive Officer	2024	1,766,667	0	14,100,036	0	6,183,333	0	327,000	22,377,036
	2023	1,600,000	0	0	0	5,600,000	0	144,588	7,344,588
	2022	1,600,000	0	0	0	0	0	148,249	1,748,249
Kenneth J. Giacobbe Executive Vice President and Chief Financial Officer	2024	675,000	0	1,800,032	0	1,350,000	11,865	89,250	3,926,147
	2023	645,000	0	1,750,084	0	1,290,000	88,948	58,463	3,832,495
	2022	616,667	0	1,600,028	0	370,000	0	63,404	2,650,099
Neil E. Marchuk Executive Vice President and Chief Human Resources Officer	2024	700,000	0	6,352,858	0	1,400,000	0	103,250	8,556,108
	2023	670,833	0	1,800,035	0	1,341,666	0	72,418	3,884,952
	2022	647,500	250,000	1,700,054	0	388,500	0	76,010	3,062,064
Lola F. Lin Executive Vice President, Chief Legal and Compliance Officer and Secretary	2024	605,833	0	1,255,087	0	1,211,667	0	73,775	3,146,362
	2023	581,667	0	1,200,023	0	1,163,334	0	47,375	2,992,399
	2022	562,500	0	1,100,039	0	337,500	0	43,191	2,043,230
Michael N. Chanatry Vice President and Chief Commercial Officer	2024	570,833	0	2,237,349	0	799,167	0	74,335	3,681,684
	2023	546,667	0	600,012	0	765,334	0	57,176	1,969,189
	2022	527,500	160,000	550,037	0	265,860	0	57,575	1,560,972
Notes to 2024 Summary Compensation Table:
Column(s)
(a)
Named Executive Officers. The named executive officers include the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executives who were serving as executive officers on December 31, 2024.

(c)	Salary. This column is equal to the actual base salary amount each of the named executive officers was paid in 2024.
(d)	Bonus. There were no bonus payments in 2024.
(e) and (f)
Stock Awards and Option Awards. The value of stock awards in column (e) and stock options in column (f) equals the grant date fair value, which is calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation. There were no stock options granted in 2024.
Stock awards are valued at the market price of a share of stock on the date of grant as determined by the closing price of our common stock. For a discussion of the assumptions used to estimate the fair value of stock awards and stock options, please refer to the disclosures on “Stock-Based Compensation” in Note A and Note I to the Consolidated Financial Statements on pages 49 and 68, respectively, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

(g)	Non-Equity Incentive Plan Compensation. Reflects cash payments made under the Annual Cash Incentive Plan for 2024 performance. See the “2024 Annual Cash Incentive Compensation Plan Design, Targets and Results” section on page 54.

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(h)
Change in Pension Value and Nonqualified Deferred Compensation Earnings. None of the executive officers shown participate in a defined benefit pension plan except for Mr. Giacobbe. The defined benefit pension plan was closed to employees hired after March 1, 2006 and frozen to future benefit accruals as of April 1, 2018. The increase in present value of Mr. Giacobbe’s pension is attributable to changes in the discount rate used for measurement of pension obligations year over year.
Earnings on deferred compensation are not reflected in this column because the return on earnings is calculated in the same manner and at the same rate as earnings on externally managed investments of salaried employees participating in the tax-qualified 401(k) plan, and dividends on Company stock are paid at the same rate as dividends paid to shareholders.

(i)	All Other Compensation. For all NEOs, the amount includes Company contributions to the Company’s Retirement Savings Plan and Deferred Compensation Plan.
	Company Matching Contributions		3% Retirement Contributions
Name	Savings Plan ($)	Deferred Compensation Plan ($)	Savings Plan ($)	Deferred Compensation Plan ($)	Total Company Contribution ($)
John C. Plant	20,700	85,300	10,350	210,650	327,000
Kenneth J. Giacobbe	20,100	10,200	10,350	48,600	89,250
Neil E. Marchuk	20,700	21,300	10,350	50,900	103,250
Lola F. Lin	20,700	—	10,350	42,725	73,775
Michael N. Chanatry	20,700	13,550	10,350	29,735	74,335
2024 Grants of Plan-Based Awards

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	2024 Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
John C. Plant		1,545,833	3,091,666	9,274,999
	2/15/2024				66,857	133,713	267,426	89,142			14,100,036
Kenneth J. Giacobbe		337,500	675,000	2,025,000
	2/15/2024				8,535	17,070	34,140	11,380			1,800,032
Neil E. Marchuk		350,000	700,000	2,100,000
	2/15/2024				9,958	19,915	39,830	13,277			2,100,058
	10/21/2024							40,000			4,252,800
Lola F. Lin		302,917	605,833	1,817,500
	2/15/2024				5,951	11,902	23,804	7,935			1,255,087
Michael N. Chanatry		199,792	399,583	1,198,750
	2/15/2024				3,083	6,165	12,330	4,110			650,099
	4/15/2024							25,000			1,587,250

(1)
The amounts reported are the potential amounts for annual cash incentive awards for 2024. Actual amounts earned are reflected in the 2024 Summary Compensation Table. For performance below Threshold, the payout would be $0. For more information about annual cash incentive awards made under the Annual Cash Incentive Plan, see “Compensation Discussion and Analysis.”

(2)
Performance-based restricted share units granted in 2024. For performance below Threshold, the payout would be $0.

(3)
Time-vested restricted share units granted in 2024.

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Executive Compensation—Compensation Tables

2024 Outstanding Equity Awards at Fiscal Year-End

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (Exercisable)(1) (#)	Number of Securities Underlying Unexercised Options (Unexercisable)(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
John C. Plant(5)
Stock Awards						89,142	9,749,461	133,713	14,624,191
Kenneth J. Giacobbe(6)
Stock Awards						45,748	5,003,459	68,622	7,505,188
Neil E. Marchuk(7)
Stock Awards						89,240	9,760,179	73,859	8,077,959
Lola F. Lin(8)
Stock Awards						31,534	3,448,874	47,300	5,173,201
Michael N. Chanatry(9)
Stock Awards						40,910	4,474,327	23,864	2,610,006
Stock Options	31,202			22.60	4/16/2028

(1)
No new stock options were granted in 2019-2024. Options shown have a term of ten years and ordinarily vest ratably over three years (one-third each year), generally subject to continued employment.

(2)
Stock awards in column (g) include time-vested RSU awards and earned PRSU awards, subject generally to continued employment.

(3)
Calculated using the closing price of Howmet Aerospace common stock on December 31, 2024, which was $109.37 per share.

(4)
Stock awards in column (i) include unearned PRSU awards at the target level. The awards will vest subject generally to continued employment and performance. The actual number of shares earned can range from 0% to 200% of the target number of shares shown.

(5)
Mr. Plant’s stock awards vest as follows: 89,142 shares will vest on February 15, 2027. Mr. Plants’s unearned PRSU awards will vest as follows, if earned (at target): 133,713 will vest on February 15, 2027.

(6)
Mr. Giacobbe’s stock awards vest as follows: 18,069 shares will vest on May 5, 2025; 16,299 shares will vest on February 16, 2026; and 11,380 shares will vest on February 15, 2027. Mr. Giacobbe’s unearned PRSU awards will vest as follows, if earned (at target): 27,104 will vest on May 5, 2025; 24,448 will vest on February 16, 2026; and 17,070 will vest on February 15, 2027.

(7)
Mr. Marchuk’s stock awards vest as follows: 19,199 shares will vest on May 5, 2025; 12,000 shares will vest on December 31, 2025 (first tranche of October 21, 2024 retention award); 16,764 shares will vest on February 16, 2026; 28,000 shares will vest on December 31, 2026 (second tranche of October 21, 2024 retention award); and 13,277 shares will vest on February 15, 2027. Mr. Marchuk’s unearned PRSU awards will vest as follows, if earned (at target): 28,798 will vest on May 5, 2025; 25,146 will vest on February 16, 2026; and 19,915 will vest on February 17, 2027.

(8)
Ms. Lin’s stock awards vest as follows: 12,423 shares will vest on May 5, 2025; 11,176 shares will vest on February 16, 2026; and 7,935 will vest on February 15, 2027. Ms. Lin’s unearned PRSU awards will vest as follows, if earned (at target): 18,634 will vest on May 5, 2025; 16,764 shares will vest on February 16, 2026; and 11,902 shares will vest on February 15, 2027.

(9)
Mr. Chanatry’s stock awards vest as follows: 6,212 shares will vest on May, 5, 2025; 25,000 shares will vest on February 15, 2026 (April 15, 2024 retention award); 5,588 shares will vest on February 16, 2026; and 4,110 shares will vest on February 15, 2027. Mr. Chanatry’s unearned PRSU awards will vest as follows, if earned (at target): 9,317 will vest on May 5, 2025; 8,382 shares will vest on February 16, 2026; and 6,165 shares will vest on February 15, 2027.

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Executive Compensation—Compensation Tables

2024 Option Exercises and Stock Vested

(a)	(b)	(c)	(d)	(e)
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
John C. Plant	—	—	500,000	27,060,000
Kenneth J. Giacobbe	—	—	193,576	15,249,491
Neil E. Marchuk	—	—	201,887	15,921,602
Lola F. Lin	—	—	45,958	3,716,623
Michael N. Chanatry	—	—	71,821	5,646,164
2024 Pension Benefits

Name(1)	Plan Name(s)	Years of Credited Service	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year
Kenneth J. Giacobbe	Howmet Aerospace Retirement Plan	13.78	436,151
	Excess Benefits Plan C		597,934
	Total		1,034,085	N/A

(1)
Messrs. Plant, Marchuk and Chanatry, and Ms. Lin do not appear in the Pension Benefits Table as they are not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006.

Valuation and Assumption
For a discussion of the valuation method and assumptions applied in quantifying the present value of the accumulated benefit, please refer to the following sections in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024: “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Pension and Other Postretirement Benefits” on page 35 and the disclosures on “Pension and Other Postretirement Benefits” in Note G to the Consolidated Financial Statements on pages 57 to 63.
Qualified Defined Benefit Plan
In 2024, Mr. Giacobbe participated in the Howmet Aerospace Retirement Plan. The plan is a funded, tax-qualified, non-contributory defined benefit pension plan that covers a majority of U.S. salaried employees hired prior to March 1, 2006. Benefits under the plan are based upon years of service and final average earnings as of March 31, 2018. Final average earnings include salary plus 100% of annual cash incentive compensation and are calculated using the highest consecutive five years. The amount of annual compensation that may be taken into account under the plan is subject to a limit imposed by the U.S. tax code, which was $275,000 for 2018. The base benefit payable at age 65 is 1.1% of final average earnings up to the Social Security covered compensation limit plus 1.475% of final average earnings above the Social Security covered compensation limit, times years of service. Final average earnings and service after April 1, 2018 are no longer reflected as the Company moved all future benefits to the Howmet Aerospace Retirement Savings Plan. Benefits are payable as a single life annuity, a reduced 50% joint and survivor annuity, a reduced 75% joint and survivor annuity, or a single lump sum payment, as permissible, after termination of employment.
Nonqualified Defined Benefit Plan
Mr. Giacobbe participates in the Excess Benefits Plan C. This plan is a nonqualified plan which provides for benefits taking into account compensation that exceeds the limits on compensation imposed by the U.S. tax

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Executive Compensation—Compensation Tables

code. The benefit formula is identical to the Howmet Aerospace Retirement Plan formula. Benefits under the nonqualified plan are payable as a reduced 50% joint and survivor annuity if the executive is married. Otherwise, the benefit is payable as a single life annuity.
Howmet Aerospace Retirement Savings Plan
For U.S. salaried employees, the Company makes an Employer Retirement Income Contribution (ERIC) in an amount equal to 3% of salary and annual incentive compensation eligible for contribution to the Plan. In addition, all U.S. salaried employees, including the named executive officers, are eligible to receive a Company matching contribution of 100% up to the first 6% of deferred salary. In 2024, these contributions were as follows:
Name	3% ERIC ($)	Company Matching Contribution ($)
John C. Plant	10,350	20,700
Kenneth J. Giacobbe	10,350	20,100
Neil E. Marchuk	10,350	20,700
Lola F. Lin	10,350	20,700
Michael N. Chanatry	10,350	20,700
These amounts are included in the column “All Other Compensation” in the “2024 Summary Compensation Table.”
2024 Nonqualified Deferred Compensation

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in 2024 ($)	Registrant Contributions in 2024 ($)	Aggregate Earnings in 2024 ($)	Aggregate Withdrawals Distributions ($)	Aggregate Balance at 12/31/2024 FYE ($)
John C. Plant			76,267E
	85,300	295,950	0D	0	1,455,951
Kenneth J. Giacobbe			8,605E
	20,250	58,800	0D	0	343,997
Neil E. Marchuk			112,351E
	42,000	72,200	0D	0	628,856
Lola F. Lin			7,597E
	0	42,725	0D	0	87,612
Michael N. Chanatry			2,138,651E
	122,008	43,285	9,416D	0	5,393,945
E—Earnings
D—Dividends on Howmet Aerospace common stock or share equivalents
The investment options under the Company’s nonqualified Deferred Compensation Plan are the same choices available to all salaried employees under the Company’s Retirement Savings Plan and the named executive officers do not receive preferential earnings on their investments. The named executive officers may defer up to 25% of their salaries in total to the Company’s Retirement Savings Plan and Deferred Compensation Plan and up to 100% of their annual cash incentive compensation to the Deferred Compensation Plan.
The Company contributes matching contributions on employee base salary deferrals that exceed the limits on compensation imposed by the U.S. tax code. In addition, when the U.S. tax code limits Employer Retirement Income Contributions (ERIC), the ERIC contributions are made into the Deferred Compensation Plan. In 2024, these contributions were as follows:

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Executive Compensation—Compensation Tables

Name	3% ERIC ($)	Company Matching Contribution ($)
John C. Plant	210,650	85,300
Kenneth J. Giacobbe	48,600	10,200
Neil E. Marchuk	50,900	21,300
Lola F. Lin	42,725	0
Michael N. Chanatry	29,735	13,550
These amounts are included in the column “All Other Compensation” in the “2024 Summary Compensation Table.”
All nonqualified pension and deferred compensation obligations are general unsecured liabilities of the Company until paid. Upon termination of employment, deferred compensation will be paid in cash as a lump sum or in up to ten annual installments, depending on the individual’s election, account balance and retirement eligibility.
Potential Payments upon Termination or Change in Control

In February 2024, the Board adopted a Severance Compensation Policy that obligates the Board to seek shareholder approval before the Company enters into any new or amended agreement or establishes any plan or policy that would provide to any Executive Officer of the Company, cash severance benefits exceeding 2.99 times the sum of the Executive Officer’s base salary plus target annual bonus. Cash severance benefits under the Company’s Change in Control Severance Plan and Executive Severance Plan would not exceed the limit set forth in the Severance Compensation Policy.
Executive Severance Plan
Messrs. Plant, Giacobbe, Marchuk, and Chanatry and Ms. Lin were eligible for the Company’s Executive Severance Plan during 2024. The plan provides that, upon a termination of employment without cause and subject to execution and non-revocation of a general release of legal claims against the Company, the participant will receive:
i.
For Mr. Plant, a cash severance payment equal to one-and-a-half years of base salary and target annual cash incentive; for Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, a cash severance payment equal to one year of base salary and target annual cash incentive; and for Mr. Chanatry, a cash severance payment equal to one year of base salary.

ii.
For Mr. Plant, continued health care benefits for a one-and-a-half year period; for Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, continued health care benefits for a two-year period; and for Mr. Chanatry, continued health care benefits for a one-year period.

iii.
For Mr. Plant, a cash payment equal to one-and-a-half years of retirement accrual; for Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, a cash payment equal to two additional years of retirement accrual; and for Mr. Chanatry, a cash payment equal to one year of additional retirement accrual, calculated as described in the plan.

The following table shows the severance payments and benefits that would have been payable to the NEOs under the Executive Severance Plan upon a termination without cause on December 31, 2024.
Name	Cash Severance Payment ($)	Additional Retirement Accrual ($)	Value of continued active health care benefits ($)
John C. Plant	7,425,000	222,750	459
Kenneth J. Giacobbe	1,360,000	107,132	56,468
Neil E. Marchuk	1,410,000	84,600	39,715
Lola F. Lin	1,220,000	73,200	35,988
Michael N. Chanatry	575,000	29,325	300

64   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Executive Compensation—Compensation Tables

Change in Control Severance Benefits
Messrs. Plant, Giacobbe, Marchuk, and Chanatry and Ms. Lin were eligible for the Company’s Change in Control Severance Plan during 2024. The plan is designed to serve shareholders by assuring that the Company will have the continued dedication of the covered executives, notwithstanding the possibility, threat or occurrence of a change in control. These protections are intended to encourage the executives’ full attention and dedication to the Company in the event of any threatened or pending change in control, which can result in significant distraction by virtue of the personal uncertainties and risks that executives frequently face under such circumstances. Severance benefits under the Change in Control Severance Plan are provided upon a termination of employment without cause or resignation by the executive for good reason, in either case within two years after a change in control of the Company.
Upon a qualifying termination, the severance benefits under the Change in Control Severance Plan are:
i.
For Mr. Plant, a cash payment equal to two-and-a-half times his annual salary and target annual cash incentive; for Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, a cash payment equal to two times annual salary plus target annual cash incentive; and for Mr. Chanatry, a cash payment equal to one-and-a-half times annual salary plus target annual cash incentive.

ii.
For Mr. Plant, continued health care benefits for two-and-a-half years; for Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, continued health care benefits for two years; and for Mr. Chanatry, continued health care benefits for one-and-a half years.

iii.
For Mr. Plant, two-and-a-half additional years of Company savings plan contributions; for Mr. Giacobbe, two additional years of pension credit and Company savings plan contributions; for Mr. Marchuk and Ms. Lin, two additional years of Company savings plan contributions; and for Mr. Chanatry, one-and-a-half additional years of Company savings plan contributions.

iv.
Six months of outplacement benefits.

v.
A prorated annual cash incentive at target for the completed period of service in the year in which the severance occurs.

There is no excise tax gross-up provision under the Change In Control Severance Plan.
The terms of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated, provide that unvested equity awards, including awards held by the NEOs, do not immediately vest upon a change in control if a replacement award is provided. However, the replacement award will vest immediately if, within a two-year period following a change in control, a plan participant is terminated without cause or leaves for good reason. In general, performance-based stock awards will be converted to time-vested stock awards upon a change in control under the following terms: (i) if 50% or more of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on actual performance completed as of the date of the change in control; or (ii) if less than 50% of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on the target number or value.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   65

Executive Compensation—Compensation Tables

The following table shows the severance payments and benefits that would have been payable if both a change in control and a termination without cause or resignation for good reason occurred on December 31, 2024, as well as the value of the unvested equity awards that would have become vested upon such termination or resignation. Equity award values are estimated using the Company’s closing stock price on December 31, 2024, which was $109.37 per share, with any 2022 PRSU awards included at the 191% achievement level, as described on page 56, and the 2023 and 2024 PRSU awards included at target.
Name	Cash Severance Payment ($)	Value of Additional Retirement Accrual ($)	Value of continued active health care benefits ($)	Prorated Annual Incentive Compensation in Year of Termination ($)	Value of equity awards on 12/31/2024 that would have immediately vested ($)
John C. Plant	12,375,000	641,250	787	3,091,667	38,212,947
Kenneth J. Giacobbe	2,720,000	163,200	56,468	675,000	20,285,555
Neil E. Marchuk	2,820,000	169,200	39,715	700,000	25,467,286
Lola F. Lin	2,440,000	146,400	35,988	605,833	13,509,643
Michael N. Chanatry	1,466,250	95,738	459	399,583	9,550,320
Retirement Benefits
If Mr. Giacobbe had voluntarily terminated employment as of December 31, 2024, it is estimated that his pension would have paid an annual annuity of $63,226, starting immediately. Messrs. Plant, Marchuk, and Chanatry and Ms. Lin were not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006, and subsequently frozen to future benefit accruals as of April 1, 2018.

66   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Executive Compensation—2024 CEO Pay Ratio

2024 CEO Pay Ratio
Background

Item 402(u) of the SEC’s Regulation S-K requires disclosure of the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation. The ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u).
Methodology and Determined Ratio

The pay ratio disclosure rule permits companies to identify the median employee only once every three years, provided that there has not been a change in employee population or employee compensation arrangements that would significantly change the pay ratio disclosure. However, the total compensation amounts for both the median employee and the CEO to calculate the CEO pay ratio are required to be updated and disclosed on an annual basis.
In 2023, we determined the median employee by analyzing base salary and wages (including overtime, shift premium, etc.) for all active employees (annualized based on full-time or part-time hourly or salaried status for 2023 if employed for less than the full year) in and outside the United States as of December 31, 2023. We then calculated that median employee’s total compensation for 2024 in accordance with the rules applicable to disclosure of compensation in the summary compensation table. The total compensation of the median employee based on this methodology and criteria for 2024 was $60,680.
Mr. Plant’s total compensation for 2024, as reported in the Summary Compensation Table, was $22,377,036. Therefore, the annual CEO total compensation was approximately 369 times that of the median annual total compensation of all other employees in 2024.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   67

Executive Compensation—2024 Pay Versus Performance (“PVP”)

2024 Pay Versus Performance (“PVP”)
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (“CAP”) and the Company’s financial performance.
Pay versus Performance Table

The following table provides a summary of CAP to the principal executive officer (“PEO”), the average CAP for the non-PEO named executive officers (the “Other NEOs”), total shareholder return (“TSR”), Net Income and the Company-selected financial measure of Adjusted EBITDA excluding special items for 2020 through 2024.
(a)	(b1)	(c1)	(b2)	(c2)	(d)	(e)	(f)	(g)	(h)	(i)
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Summary Compensation Table Total for Former PEO ($)	Compensation Actually Paid to Former PEO ($)	Average Summary Compensation Table Total for Other NEOs ($)	Average Compensation Actually Paid to Other NEOs ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($M)	Adjusted EBITDA excluding special items ($M)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)
2024	22,377,036	46,489,947	N/A	N/A	4,827,575	17,267,671	469.20	136.24	1,155	1,914
2023	7,344,588	25,664,035	N/A	N/A	3,169,759	8,120,341	231.48	119.09	765	1,508
2022	1,748,249	28,762,436	N/A	N/A	2,329,091	4,209,545	167.93	111.54	469	1,276
2021	17,189,000	27,690,521	7,235,606	(8,426,878)	4,708,450	5,656,805	135.24	95.03	258	1,135
2020	39,091,008	98,381,146	5,060,171	12,187,780	2,206,232	4,270,312	121.11	83.94	211	1,082

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used.

Notes to Pay versus Performance Table
Column(s)
(b1)—(c2)
John C. Plant was CEO of Arconic Inc. from February 2019 through March 31, 2020. When the separation occurred on April 1, 2020 (the “April 2020 Arconic Inc. Separation”) in which Arconic Inc. was renamed Howmet Aerospace Inc. and Arconic Corporation was spun off, Mr. Plant and Tolga I. Oal became co-CEOs of Howmet Aerospace until Mr. Oal’s termination in October 2021. At that point, Mr. Plant became sole CEO. Mr. Plant’s compensation is reported in the table in the PEO columns and Mr. Oal’s compensation is reported in the Former PEO columns.

(d)—(e)
Compensation reported in these columns reflects the Other NEOs as reported in the Summary Compensation Table (“SCT”) for that year.
▪
For 2021-2024, the Other NEOs were Kenneth J. Giacobbe, Neil E. Marchuk, Lola F. Lin, and Michael N. Chanatry.

▪
For 2020, the Other NEOs were Kenneth J. Giacobbe, Neil E. Marchuk, Katherine Ramundo, and Paul Myron.

(c1), (c2), and (e)
The dollar amounts shown in these columns reflect “compensation actually paid” calculated in accordance with SEC rules. As required, the dollar amounts include unvested amounts of equity compensation that may be realizable in future periods and may still be forfeited, and as such, the dollar amounts shown do not fully represent the actual final amount of compensation earned or actually paid during the applicable years.
The CAP totals represent the SCT totals for the applicable year adjusted as required by SEC rules to exclude the grant date fair value of any equity awards made during the year and to include the fair value of current and prior years’ equity awards as follows:
▪
For awards that vest during the year, the change, as of the vesting date, from the prior year-end value.

▪
For awards that are outstanding (i.e., unvested) as of the end of the year, the fair value as of the end of the year if a new award or for a previously granted award, the change in the fair value from the end of the previous year.

▪
For awards that are forfeited during the year, a negative amount equal to the sum of fair values reported at the end of the prior fiscal year.

68   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Executive Compensation—2024 Pay Versus Performance (“PVP”)

The SEC rules also require any change in pension value as reported in the SCT be excluded and to include instead the service cost or prior service cost under pension plans for services rendered by the executive during the applicable year. However, our executives who participate in our defined benefit plans ceased accruing service credit under those plans when they were frozen on April 1, 2018; thus, there is no longer any service cost or prior service cost to be included.

(f)
Pursuant to SEC rules, the TSR figures assume an initial investment of $100 on December 31, 2019. As permitted by SEC rules, the peer group referenced for purpose of the TSR comparison is the group of companies included in the S&P 500 Aerospace and Defense Industry Index, which is the industry peer group used for purposes of Item 201(e) of Regulation S-K. The separate proxy peer group used by the Compensation Committee for purposes of determining compensation paid to our executive officers is described on “Attachment B—Howmet Aerospace Inc. Peer Group Companies”.

(h)
Net income in 2020 was $261 million, which included $50 million of income from discontinued operations due to the April 2020 Arconic Inc. Separation. The 2020 amount of $211 million shown in the table reflects income from continuing operations. There was no income from discontinued operations in the years 2021 through 2024, and the amounts shown in the table reflect both net income and income from continuing operations for those years.

(i)	Adjusted EBITDA excluding special items is the financial measure from the tabular list of 2024 Most Important Measures shown below, which, in the Company’s assessment, represents for 2024 the most important performance measure used to link compensation actually paid to the Company’s performance.
The adjustments made to the amounts reported in the SCT to determine CAP are shown in the tables below.
PEO—John C. Plant
	(i)	(ii) Deductions		(iii) Additions			(iv)
Year	SCT Total $	Equity Awards $	Change in Pension Value $	Year-End Value of Equity Awards Granted in Year $	Change in Value of Unvested Equity Awards Granted in Prior Years $	Change in Value of Equity Award Granted in Prior Years Which Vested in Year $	CAP $
2024	22,377,036	(14,100,036)	N/A	38,212,947	N/A	0	46,489,947
2023	7,344,588	0	N/A	0	7,355,000	10,964,447	25,664,035
2022	1,748,249	0	N/A	0	24,979,737	2,034,450	28,762,436
2021	17,189,000	(15,445,000)	N/A	15,915,000	7,616,362	2,415,160	27,690,521
2020	39,091,008	(37,351,008)	N/A	100,062,740	572,268	(3,993,862	98,381,146
Former PEO—Tolga I. Oal
	(i)	(ii) Deductions		(iii) Additions			(iv)
Year	SCT Total $	Equity Awards $	Change in Pension Value $	Year-End Value of Equity Awards Granted in Year $	Change in Value of Unvested Equity Awards Granted in Prior Years $	Change in Value of Equity Award Granted in Prior Years Which Vested in Year $	CAP $
2024	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2023	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2022	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2021	7,235,606	(3,700,013)	N/A	0	(12,092,669)	130,199	(8,426,878)
2020	5,060,171	(3,500,012)	N/A	11,303,767	(123,286)	(552,860)	12,187,780

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   69

Executive Compensation—2024 Pay Versus Performance (“PVP”)

Average of Other NEOs
	(i)	(ii) Deductions		(iii) Additions			(iv)
Year	SCT Total $	Equity Awards $	Change in Pension Value $	Year-End Value of Equity Awards Granted in Year $	Change in Value of Unvested Equity Awards Granted in Prior Years $	Change in Value of Equity Award Granted in Prior Years Which Vested in Year $	CAP $
2024	$4,827,575	(2,911,331)	(2,966)	5,710,517	6,454,570	3,189,306	17,267,671
2023	3,169,759	(1,337,539)	(22,237)	2,297,138	3,523,476	489,744	8,120,341
2022	2,329,091	(1,237,539)	N/A	1,386,179	1,585,197	146,617	4,209,545
2021	4,708,450	(3,634,036)	N/A	3,800,011	722,058	60,322	5,656,805
2020	2,206,232	(1,088,135)	(157,718)	3,514,279	30,069	(234,415)	4,270,312

(i)
SCT Total includes salary, annual cash incentive, the present value of equity grants as of the grant date, the change in pension value, and all other compensation.

(ii)
Deductions from SCT Total is the grant date fair value of equity awards granted in each year and any amounts reported in the Change in Pension Value column of the SCT

(iii)
Additions to the SCT Total is the value of equity calculated in accordance with the SEC methodology for determining CAP as described above. Mr. Oal’s large negative number in 2021 is due to his termination in October 2021 and associated forfeiture of all of his outstanding equity awards.

List of Most Important Performance Metrics
The financial metrics listed below are used in the Company’s annual cash incentive compensation plan and long-term incentive compensation plan and are the key drivers to compensation actually paid to executives.
In 2024, the financial metrics used in the annual cash incentive compensation plan determine 80% of the plan result. The remaining 20% is based on strategic goals. The compensation paid to executive is dependent upon:
1.
The performance against targets set for each of the financial metrics

2.
The performance against strategic goals

3.
Individual performance factors

In 2024, the metrics used in the long-term incentive compensation plan included internal financial metrics and relative TSR to determine the number of PRSUs earned. The compensation paid to executives is dependent upon:
1.
The performance against the targets set for each of the financial metrics

2.
The relative TSR performance against the PRSU Peer Group

3.
The increase (or decrease) in the stock price from the date of grant to the date of vesting

Metric	Used in Annual Incentive Compensation Plan	Used in Long-Term Incentive Compensation Plan
Adjusted EBITDA Margin excluding special items	For the 2021 performance year	For PRSU awards granted in 2021-2022
Adjusted EBITDA excluding special items	For the 2022 and 2023 performance years	For PRSU awards granted in 2023-2024
Adjusted Free Cash Flow	For all performance years from 2020-2024	Not used
Adjusted Earnings per Share excluding special items	Not Used	For PRSU awards granted in 2022-2024

70   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Executive Compensation—2024 Pay Versus Performance (“PVP”)

Relationship Between Company TSR and Peer Group TSR
The peer group used to calculate Total Shareholder Return is the S&P 500 Aerospace & Defense Index, which comprises Axon Enterprise, Inc., General Dynamics Corporation, General Electric Company (operating as GE Aerospace), Howmet Aerospace Inc., Huntington Ingalls Industries, L3Harris Technologies, Inc., Lockheed Martin Corporation, Northrop Grumman Corporation, RTX Corporation, Textron Inc., The Boeing Company, and TransDigm Group Incorporated. This is one of the peer groups that is used for the Stock Performance Graph in our annual report.
The amounts in the chart below are the cumulative return of an initial investment of $100 on December 31, 2019 and the reinvestment of dividends. The historical prices underlying the returns presented in the chart have been adjusted to reflect the impact of the April 2020 Arconic Inc. Separation. The return for the peer group is weighted by the market cap of the companies at the beginning of the period. Under this methodology, the Company outperformed its peers over each period measured.

1-Year TSR
2-Year TSR
3-Year TSR
4-Year TSR
5-Year TSR
$121.11
$83.94
$135.24
$95.03
$167.93
$111.54
$231.48
$119.09
$469.20
$136.24
Howmet Aerospace Inc
S&P 500 Aerospace & Defense Index

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   71

Executive Compensation—2024 Pay Versus Performance (“PVP”)

Relationship Between Company TSR and CAP
The charts below show the relationship between Company TSR and CAP. The charts for the PEO aggregate the CAP for Mr. Plant and Mr. Oal for 2020 and 2021 when they served as co-CEOs.
Mr. Plant received an equity grant in 2020 with a grant date value of $39,091,008 meant to cover three years of annual equity grants. The increase in value from the grant date to the end of the year reflects the strong stock price performance. An increase in Howmet Aerospace’s stock price impacts compensation actually paid in several ways:
▪
An increase in stock price increases the value of the underlying RSUs and increases the fair value of PRSUs.

▪
Mr. Plant’s PRSU award in 2020 could only be earned upon the achievement of stock price targets, thereby aligning his compensation with shareholders.

▪
The PRSU awards for our Other NEOs in 2020, 2021, and 2022 used relative TSR performance as a multiplier of up to +/-20% applied to the financial metric results. The 2023 PRSUs (for the Other NEOs) and the 2024 PRSUs (for the Other NEOs and the CEO) use relative TSR as a separate metric weighted one-third of the outcome. The relative TSR performance we use for our PRSUs differs from that in the table above in several important ways:

1.
The peer group that the company uses to measure Total Shareholder Return (the “PRSU Peer Group”) is a broader group of Aerospace & Defense companies (see “Attachment B—Howmet Aerospace Inc. Peer Group Companies” for complete list)

2.
The PRSU Peer Group TSR performance is not weighted by market cap. We feel this more accurately reflects the performance of the peer group by preventing the few large market cap companies from skewing the results.

3.
The PRSU Peer Group uses a monthly average as the starting and ending points for the TSR calculation rather than a single day. This mitigates the possibility of a single day market event influencing the final result and more accurately reflects the stock trading levels from the beginning to the end of the performance period.

The Company’s TSR performance, as measured for our PRSUs, has been at or near the top of our peer group for each of the performance periods.
PRSU Award Year	Measurement Period	Howmet Aerospace TSR Rank Among PRSU Peer Group
2020	April 1, 2020–December 31, 2022 (completed)	Highest out of 19 other peers
2021	January 1, 2021–December 31, 2023 (completed)	Highest out of 18 other peers
2022	January 1, 2022–December 31, 2024 (completed)	Highest out of 19 other peers
2023	January 1, 2023–March 5, 2025 (partial)	Highest out of 19 other peers
2024	January 1, 2024–March 5, 2025 (partial)	Highest out of 20 other peers

72   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Executive Compensation—2024 Pay Versus Performance (“PVP”)

Relationship Between Net Income and CAP; Relationship Between Adjusted EBITDA excluding special items and CAP
The following charts show the relationship between Net Income and CAP, and Adjusted EBITDA excluding special items and CAP. The charts for the PEO aggregate the CAP for Mr. Plant and Mr. Oal for 2020 and 2021 when they served as co-CEOs.

Adjusted EBITDA excluding special items is used as a metric in our annual incentive plan. Adjusted EBITDA Margin excluding special items or Adjusted EBITDA excluding special items are used as metrics for PRSU awards (except for Mr. Plant’s PRSUs granted in 2020, which were earned solely on the basis of hitting stock price targets).
Both Net Income and Adjusted EBITDA excluding special items increased significantly from 2020 to 2024, which helped drive the Company’s excellent stock price performance, which increased the value of both the PEO and Other NEO awards.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   73

Questions and Answers about the Annual Meeting and Voting
1.
When is the 2025 Annual Meeting of Shareholders?

Date and Time	Attending the Virtual Meeting
The 2025 Annual Meeting of Shareholders of Howmet Aerospace Inc. will be held virtually via live webcast on: Wednesday, May 28, 2025 at 9:00 a.m. Eastern Time.	If you plan attend the Annual Meeting, you should log into the website at www.virtualshareholdermeeting.com/ HWM2025 approximately fifteen minutes before the meeting is scheduled to begin.

2.
Who is entitled to vote and how many votes do I have?

If you were a shareholder of record of Howmet Aerospace common stock, par value $1.00 per share (the “common stock”), at the close of business on March 31, 2025, you are entitled to vote at the Annual Meeting. For each matter presented for vote, you have one vote for each share you own.
3.
How do I vote my shares?

Shareholder of Record or Registered Shareholder
If your shares of common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” or a “registered shareholder” of those shares.
Before the Annual Meeting, by 8:59 a.m. Eastern Time on May 28, 2025, all shareholders of record can vote:
By Internet	www.proxyvote.com Follow the procedures and instructions described on the proxy card. You will need your 16-digit control number located on your proxy card or Notice.
The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly.

By Telephone	By telephone within the U.S, U.S. territories and Canada: 1-800-690-6903
By Mail
All shareholders of record who received paper copies of our proxy materials can also vote by mail using their proxy card. If you are a shareholder of record and received a Notice, you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors.

During the Live Webcast of the Annual Meeting
All shareholders of record or registered shareholders may vote during the live webcast of the Annual Meeting. You will need the 16-digit control number located on your Notice or proxy card to log in to the virtual meeting at www.virtualshareholdermeeting.com/HWM2025. Voting online during the Annual Meeting will replace any previous votes.

We encourage you to vote by proxy as soon as possible. The proxy committee will vote your shares according to your directions.

74   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Questions and Answers about the Annual Meeting and Voting

Beneficial Owner of Shares
If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account.
Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting (except on the ratification of the selection of PricewaterhouseCoopers LLP as auditors for 2025), unless you provide specific instructions by completing and returning the voting instruction form from your broker, bank or other financial institution or following the instructions provided to you for voting your shares via telephone or the internet. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the Annual meeting. If you wish to vote your shares at the meeting, you will need your 16-digit control number provided on the instructions that accompanied your proxy materials.
Howmet Aerospace Employee Savings Plan
Participants in the employee savings plan may attend and participate in the Annual Meeting but will not be able to vote online during the Annual Meeting. You must vote in advance of the Annual Meeting by providing the trustee of the employee savings plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically through the internet. The trustee is the only one who can vote your shares and the trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m. Eastern Time on May 22, 2025.
4.
Can I change my vote?

There are several ways in which you may revoke your proxy or change your voting instructions before the Annual Meeting. In order to be counted, the revocation or change must be received by 11:59 p.m. Eastern Time on May 27, 2025, or by 11:59 p.m. Eastern Time on May 22, 2025, in the case of instructions to the trustee of an employee savings plan.
To revoke your proxy or change your voting instructions:
▪
Vote again by telephone or at the internet website;

▪
Mail a revised proxy card or voting instruction form that is dated later than the prior one;

▪
Shareholders of record may notify Howmet Aerospace’s Corporate Secretary’s Office in writing that a prior proxy is revoked; or

▪
Employee savings plan participants may notify the plan trustee in writing that prior voting instructions are revoked or are changed.

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand.
Shareholders of record and beneficial owners of shares may vote online during the Annual Meeting. Voting online during the Annual Meeting will replace any previous votes.

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Questions and Answers about the Annual Meeting and Voting

5.
Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except:
▪
as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;

▪
in the case of a contested proxy solicitation;

▪
to allow for the independent inspector of election to certify the results of the vote; or

▪
if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management.

American Election Services, the independent proxy tabulator used by Howmet Aerospace, counts the votes and acts as the inspector of election for the 2025 Annual Meeting.
6.
Will there be a replay of the Annual Meeting webcast?

A replay of the Annual Meeting will be available on the Company’s website at www.howmet.com under “Investors—Annual Meeting”.
7.
What constitutes a “quorum” for the meeting?

A quorum consists of a majority of the outstanding shares that are entitled to vote as of the record date present at the meeting or represented by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for the purposes of a quorum. A quorum is necessary to conduct business at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you have properly voted by proxy. Abstentions and broker non-votes (if any) count as “shares present” at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.
8.
What is the effect of an “ABSTAIN” vote?

If you choose to abstain in voting on the election of directors, your abstention will have no effect, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST.”
If you choose to abstain on voting on any other matter at our Annual Meeting, your abstention will be counted as a vote “AGAINST” the proposal, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST” plus votes “ABSTAINING.”
9.
What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for the meeting with respect to a discretionary matter but does not vote on non-discretionary matters because the beneficial owner did not provide voting instructions on those matters. Under NYSE rules, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2025 (Item 2) is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on Item 2 on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the annual meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “nondiscretionary” items—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.
10.
What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on March 31, 2025, the record date for the meeting, Howmet Aerospace had 404,463,735 shares of common stock outstanding. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

76   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Questions and Answers about the Annual Meeting and Voting

The Delaware General Corporation Law (the “DGCL”) and the NYSE listing standards govern the voting standards applicable to actions taken by our shareholders at the Annual Meeting. Under our Bylaws, assuming a quorum is present at the Annual Meeting, in all matters other than the election of directors, the affirmative vote of a majority of the shares present virtually or represented by proxy at the meeting and entitled to vote on the matter will be the act of the Company’s shareholders. Under the DGCL and our Bylaws, shares that abstain constitute shares that are present and entitled to vote, and have the practical effect of being voted “against” the matter, other than in the election of directors.
With respect to the election of directors, in order to be elected, each nominee must receive the affirmative vote of a majority of the votes cast at the meeting in respect of his or her election, meaning that the number of shares voted “FOR” a director’s election exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election. Broker non-votes and abstentions will have no impact, as they are not counted as votes cast for this purpose.
Item		Voting Options	Board Recommendation	Voting Required for Approval	Impact of Abstention	Impact of Broker Non-Vote
1.	Election of 10 directors to serve a one-year term expiring at the 2026 Annual Meeting of Shareholders	FOR, AGAINST or ABSTAIN (for each director nominee)	FOR each nominee	Votes for a nominee must exceed 50% of the votes cast with respect to that nominee	Not counted as votes cast; no effect on outcome	No effect
2.	Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025	FOR, AGAINST or ABSTAIN	FOR	The affirmative vote of the holders of a majority of shares of our common stock, present at the Annual Meeting or represented by proxy and entitled to vote	Effect of a vote against proposal	Not applicable; brokers have discretion to vote on this item
3.	Advisory vote to approve executive compensation	FOR, AGAINST or ABSTAIN	FOR	The affirmative vote of the holders of a majority of shares of our common stock, present at the Annual Meeting or represented by proxy and entitled to vote	Effect of a vote against proposal	No effect

11.
What does it mean if I receive more than one Notice?

If you are a shareholder of record or participate in Howmet Aerospace’s Dividend Reinvestment and Stock Purchase Plan or employee savings plan, you will receive one Notice (or if you are an employee with a Howmet Aerospace email address, an email proxy form) for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to vote more than once. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at 1-800-851-9677 (in the United States and Canada) or 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 43006, Providence, RI 02940-3006 or through the Computershare website, www.computershare.com.
12.
What is “householding”?

Shareholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as “householding,” will help ensure that shareholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources. Householding will not in any way affect dividend check mailings.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   77

Questions and Answers about the Annual Meeting and Voting

Prior to the Annual Meeting, we will deliver promptly upon written or oral request a separate copy of the 2024 Annual Report, 2025 Proxy Statement, or other proxy materials, as applicable, to a security holder at a shared address to which a single copy of the document was delivered. Please direct such requests to Broadridge Financial Services at 1-800-579-1639 or sending an email to sendmaterial@proxyvote.com.
Shareholders of record may request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare Trust Company, N.A., at: 1-800-851-9677 (in the United States and Canada) 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000 or through the Computershare website, www.computershare.com.
Shareholders owning their shares through a bank, broker or other similar organization may request to begin or to discontinue householding by contacting their bank, broker or other nominee.
13.
May I nominate someone to be a director of Howmet Aerospace?

Yes, please see “Nominating Board Candidates” on page 16 for details on the procedures for shareholder nominations of director candidates.
14.
When are shareholder proposals for the 2025 annual meeting due?

To be considered for inclusion in the Company’s 2025 proxy statement, shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than December 17, 2025. Address all shareholder proposals to Howmet Aerospace Inc., Attention: Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. Subject to the terms and conditions set forth in the Company’s Bylaws, shareholder nominations for candidates for election at the 2026 Annual Meeting, which the shareholder wishes to include in the Company’s proxy materials relating to the 2026 Annual Meeting, must be received by the Company at the above address no earlier than November 17, 2025 and no later than December 17, 2025, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Bylaws.
For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2026 Annual Meeting, notice of intention to present the proposal, including all information required to be provided by the shareholder in accordance with the Company’s Bylaws, must be received in writing at our principal executive offices no earlier than January 28, 2026 and no later than February 27, 2026. Address all notices of intention to present proposals at the 2026 Annual Meeting to: Howmet Aerospace Inc., Attention: Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
15.
Who pays for the solicitation of proxies?

Howmet Aerospace pays the cost of soliciting proxies. Proxies will be solicited by Howmet Aerospace on behalf of the Board of Directors by mail, telephone, other electronic means or in person. We have retained Sodali & Co, 333 Ludlow Street, 5th floor, South Tower, Stamford, CT 06902, to assist with the solicitation for an estimated fee of $15,000, plus expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes.
16.
Can I access the proxy materials on the Internet?

Yes. The Company’s 2025 Proxy Statement and 2024 Annual Report are available at www.virtualshareholdermeeting.com/HWM2025 or can be accessed via the Company website at www.howmet.com under “Investors—Annual Meeting”.

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Questions and Answers about the Annual Meeting and Voting

17.
How may I obtain a copy of Howmet Aerospace’s Annual Report on Form 10-K and proxy materials?

The Company will provide without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2024 and the 2025 Proxy Statement for this Annual Meeting at your request.
Please direct all requests to: Howmet Aerospace Inc., Attention: Corporate Secretary’s Office, 201 Isabella Street
Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. These materials are also available on the Howmet Aerospace website at www.howmet.com.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   79

Questions and Answers about the Meeting and Voting—Additional Details Regarding the Virtual Annual Meeting

Additional Details Regarding the Virtual Annual Meeting
The 2025 Annual Meeting of Shareholders of Howmet Aerospace Inc. will be held virtually via live webcast on Wednesday, May 28, 2025, at 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/HWM2025. There will be no physical in-person meeting.
Attendance and Participation

We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. Our virtual Annual Meeting will be conducted via live webcast. Shareholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/HWM2025. Shareholders will be able to vote their shares electronically during the Annual Meeting.
Shareholders who would like to attend and participate in the Annual Meeting will need the 16-digit control number located on their Notice, proxy card, or voting instruction form. The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. Online access will be available 15 minutes prior to the start of the Annual Meeting.
The virtual Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting.
Questions and Information Accessibility

The virtual Annual Meeting format allows shareholders to communicate with the Company during the Annual Meeting so they can ask questions of our management and Board, as appropriate. If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/HWM2025, entering the 16-digit control number, typing your question into the “Ask a Question” field, and clicking “Submit.”
If you wish to submit a question prior to the Annual Meeting, you may do so beginning 5 days in advance of the meeting, by logging int to www.proxyvote.com entering your 16-digit control number. Once past the login screen, click on “Submit Question.”
Questions pertinent to the Annual Meeting will be answered in the live Question and Answer (Q&A) session during the Annual Meeting, subject to time constraints. Our Annual Meeting, including the Q&A session, will follow “Rules of Conduct,” which will be available on the virtual meeting platform. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our website at www.howmet.com under “Investors—Annual Meeting.” The questions and answers will be available as soon as practicable after the meeting.
Technical Difficulties

We have retained Broadridge Financial Solutions (“Broadridge”) to host the Annual Meeting virtually via live webcast. If you encounter any difficulties accessing or participating in the virtual Annual Meeting, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/HWM2025. Technical support will be available beginning at 8:45 a.m. Eastern Time on Wednesday, May 28, 2025.

80   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Attachments
Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services
I.
Statement of Policy

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. Any proposed services exceeding pre-approved cost levels under this policy will require specific pre-approval by the Audit Committee before the service is provided.
The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.
II.
Delegation

The Audit Committee delegates pre-approval authority to the Chairman of the Committee. In addition, the Chairman may delegate pre-approval authority to one or more of the other members of the Audit Committee. The Chairman or member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
III.
Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide.
IV.
Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor.
V.
Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance and support, without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.
VI.
All Other Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

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Attachments—Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services

VII.
Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
VIII.
Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor has provided detailed descriptions regarding the specific services to be provided. Upon completion of services, the independent auditor will provide to management, upon request, detailed back-up documentation, including hours, personnel and task description relating to the specific services provided.
IX.
Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer or Vice President, Internal Audit and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

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Attachments—Attachment B—Howmet Aerospace Inc. Peer Group Companies

Attachment B—Howmet Aerospace Inc. Peer Group Companies
Proxy Peer Group for Market Information (n=18)

AMETEK Inc.	Keysight Technologies	Stanley Black & Decker, Inc.
Dover Corporation	L3Harris Technologies, Inc.	Teledyne Technologies Incorporated
Emerson Electric	Otis Worldwide	Textron Inc.
Hubbell Incorporated	Parker-Hannifin Corporation	TransDigm Group Incorporated
Illinois Tool Works Inc.	Rockwell Automation, Inc.	Westinghouse Air Brake Technologies
Ingersoll Rand	Snap-On Incorporated	Xylem Inc.
PRSU Peer Group—Aerospace and Defense Peer Group for Measuring Relative TSR Performance for 2022, 2023 and 2024 Long-Term Incentives (n=20)

Allegheny Technologies Inc.*	Hexcel Corporation	Spirit AeroSystems Holdings, Inc.
AAR Corp.	L3Harris Technologies, Inc.	Teledyne Technologies Incorporated
The Boeing Company	Lockheed Martin Corporation	Textron Inc.
BWX Technologies, Inc.	Moog Inc.	TransDigm Group Incorporated
Curtiss-Wright Corporation	Northrop Grumman Corporation	Triumph Group, Inc.
General Dynamics Corporation	Parsons Corporation	Woodward Inc.
HEICO Corporation	RTX Corporation

*
Allegheny Technologies Inc. added for 2024 long-term incentives only

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   B-1

Attachments—Attachment C—Calculation of Financial Measures

Attachment C—Calculation of Financial Measures
Non-GAAP Financial Measures

Some of the information included in this document is derived from Howmet Aerospace’s consolidated financial information but is not presented in Howmet Aerospace’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found below.
Reconciliation of Net Income Excluding Special Items and Diluted Earnings Per Share (EPS) Excluding Special Items

($ in millions except per share amounts)	Year ended
	December 31, 2024	December 31, 2023	December 31, 2022
Net income	$1,155	$765	$469
Diluted earnings per share (EPS)	$2.81	$1.83	$1.11
Special items:
Restructuring and other charges	21	23	56
Discrete and other tax items(1)	(59)	(9)	(8)
Other special items:
Loss on debt redemption	6	2	2
Plant fire (reimbursements) costs, net	(18)	(12)	36
Collective bargaining agreement negotiations	—	8	—
(Settlement) judgment from legal proceeding	—	(24)	65
Legal and other advisory reimbursements	—	—	(3)
Costs associated with closures, supply chain disruptions, and other items	1	13	3
Total Other special items	(11)	(13)	103
Tax impact(2)	1	—	(27)
Net income excluding Special items	$1,107	$766	$593
Diluted EPS excluding Special items	$2.69	$1.84	$1.40
Average number of shares—diluted EPS excluding Special items	410	416	421
Net income excluding Special items and Diluted EPS excluding Special items are non-GAAP financial measures. Management believes that these measures are meaningful to investors because management reviews the operating results of the Company excluding the impacts of Restructuring and other charges, Discrete tax items, and Other special items (collectively, “Special items”). There can be no assurances that additional Special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net income and Diluted EPS determined under GAAP as well as Net income excluding Special items and Diluted EPS excluding Special items.
(1)
Discrete tax items for each period included the following:

▪
for the year ended December 31, 2024, a net benefit related to additional U.S. federal and state research and development (“R&D”) credits claimed for prior years upon completion of the Company’s R&D study ($44), an excess tax benefit for stock compensation ($10), a benefit to release a valuation allowance related to U.S. state tax losses and credits ($6), a benefit to release a valuation allowance related to U.S foreign tax credits ($4), a net charge for prior year audit assessments and tax adjustments $4, and a charge for other small items $1;

▪
for the year ended December 31, 2023, a charge for a tax reserve established in France $20, a benefit to release a valuation allowance related to U.S. foreign tax credits ($14), an excess benefit for stock compensation ($9), a benefit to release a

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   C-1

Attachments—Attachment C—Calculation of Financial Measures

valuation allowance related to U.S. state tax losses and tax credits ($2), a benefit to revalue deferred taxes for changes to apportioned U.S. state tax rates ($2), and a net benefit for other small items ($2); and
▪
for the year ended December 31, 2022, a charge to record a valuation allowance related to U.S. foreign tax credits $12, a benefit to release a valuation allowance related to an interest carryforward tax attribute in the U.K. ($6), an excess benefit for stock compensation ($6), a benefit related to a tax depreciation accounting method change ($5), and a benefit related to prior year foreign earnings distributed ($3).

(2)
The tax impact on Special items is based on the applicable statutory rates whereby the difference between such rates and the Company’s consolidated estimated annual effective tax rate is itself a Special item.

Reconciliation of Adjusted ebitda, Adjusted ebitda Excluding Special Items and Adjusted ebitda Margin excluding Special Items

($ in millions)	Twelve months ended December 31, 2024	Twelve months ended December 31, 2023	Twelve months ended December 31, 2022
Third-party sales	$7,430	$6,640	$5,663
Operating income	$1,633	$1,203	$919
Operating income margin	22.0%	18.1%	16.2%
Net income(1)	$1,155	$765	$469
Add:
Provision for income taxes	$228	$210	$137
Other expense, net	62	8	82
Loss on debt redemption	6	2	2
Interest expense, net	182	218	229
Restructuring and other charges	21	23	56
Provision for depreciation and amortization	277	272	265
Adjusted EBITDA	$1,931	$1,498	$1,240
Add:
Plant fire (reimbursements) costs, net	$(18)	$(12)	$36
Collective bargaining agreement negotiations	—	8	—
Legal and other advisory reimbursements	—	—	(3)
Costs associated with closures, supply chain disruptions, and other items	1	14	3
Adjusted EBITDA excluding Special items	$1,914	$1,508	$1,276
Adjusted EBITDA Margin excluding Special items	25.8%	22.7%	22.5%

C-2   |   HOWMET AEROSPACE   2025 PROXY STATEMENT

Attachments—Attachment C—Calculation of Financial Measures

RECONCILIATION OF ADJUSTED EBITDA, ADJUSTED EBITDA EXCLUDING SPECIAL ITEMS AND ADJUSTED EBITDA MARGIN EXCLUDING SPECIAL ITEMS

($ in millions)	Twelve months ended December 31, 2021	Twelve months ended December 31, 2020
Third-party sales	$4,972	$5,259
Operating income	$748	$626
Operating income margin	15.0%	11.9%
Net income(1)	$258	$211
Add:
Provision (benefit) for income taxes	$66	$(40)
Other expense, net	19	74
Loss on debt redemption	146	64
Interest expense, net	259	317
Restructuring and other charges	90	182
Provision for depreciation and amortization	270	279
Adjusted EBITDA	$1,108	$1,087
Add:
Plant fire reimbursements, net	$(4)	$(3)
Costs associated with the Arconic Inc. Separation Transaction	—	7
Legal and other advisory reimbursements	(4)	(12)
Costs associated with closures, supply chain disruptions, and other items	35	3
Adjusted EBITDA excluding Special items	$1,135	$1,082
Adjusted EBITDA Margin excluding Special items	22.8%	20.6%

(1)
The 2020 amount of $211 reflects income from continuing operations. There was no income from discontinued operations in either 2021, 2022, 2023, or 2024 and the amounts shown in the table reflect both net income and income from continuing operations for those years.

Adjusted EBITDA, Adjusted EBITDA excluding Special items, Adjusted EBITDA Margin excluding Special items and Third-party sales are non-GAAP financial measures. Management believes that these measures are meaningful to investors because they provide additional information with respect to the Company’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies. The Company’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold, Selling, general administrative, and other expenses, Research and development expenses, and Provision for depreciation and amortization. Special items, including Restructuring and other charges, are excluded from Adjusted EBITDA.

HOWMET AEROSPACE   2025 PROXY STATEMENT   |   C-3

Attachments—Attachment C—Calculation of Financial Measures

Reconciliation of Free Cash Flow

	Year ended
($ in millions)	December 31, 2024	December 31, 2023
Cash provided from operations	$1,298	$901
Capital expenditures	(321)	(219)
Free cash flow	$977	$682
The Accounts Receivable Securitization program remains unchanged at $250 outstanding.
Free cash flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures (due to the fact that these expenditures are considered necessary to maintain and expand the Company’s asset base and are expected to generate future cash flows from operations). It is important to note that Free cash flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

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HOWMET AEROSPACE | **2025** PROXY STATEMENT

WWW.HOWMET.COM

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HOWMET AEROSPACE INC.C/O CORPORATE SECRETARY'S OFFICE 201 ISABELLA STREETSUITE 200PITTSBURGH, PA 15212 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 27, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 22, 2025 for shares held in the Howmet Aerospace Employee Savings Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/HWM2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 27, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 22, 2025 for shares held in the Howmet Aerospace Employee Savings Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE
BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via email or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V68628-P27471 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HOWMET AEROSPACE INC.The Board of Directors recommends you vote FOR each director nominee:1.Election of DirectorsNominees: For Against Abstain 1a.James F. Albaugh!!!The Board of Directors recommends you vote FOR the following Proposals:ForAgainstAbstain1b.Amy E. Alving!!!2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025.!!!1c.Sharon R. Barner!!!3.Advisory vote to approve executive compensation.!!!1d.Joseph S. Cantie!!!NOTE: Such other business as may properly come before the meeting or any adjournment thereof.1e.Robert F. Leduc!!!1f.David J. Miller!!!1g.Jody G. Miller!!!1h.John C. Plant!!!1i.Ulrich R. Schmidt!!!1j.Gunner S. Smith!!!Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V68629-P27471HOWMET AEROSPACE INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS ON MAY 28, 2025The shareholder(s) hereby appoint(s) Kenneth J. Giacobbe, Neil E. Marchuk and Barbara L. Shultz, or each of them, attorneys and proxies, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Howmet Aerospace Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 A.M. Eastern Time on Wednesday, May 28, 2025, by virtual meeting via live webcast, and any adjournment or postponement thereof, in accordance with the instructions set forth on the reverse side of this proxy card. The proxies are authorized to vote in their discretion upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof.This card also serves as voting instructions to the trustee of each employee savings plan sponsored by Howmet
Aerospace Inc., its subsidiaries or affiliates with respect to shares of common stock of Howmet Aerospace, Inc. held by the undersigned under any such plans. Your voting instructions must be received by 11:59 P.M. Eastern Time on May 22, 2025, or the trustee will vote your plan shares in the same proportion as those plan shares for which instructions have been received.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE